UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material under § 240.14a-12

MITEK SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MITEK SYSTEMS, INC.

8911 BALBOA AVENUE, SUITE B

SAN DIEGO, CALIFORNIA 92123

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 19, 2014

TO THE STOCKHOLDERS OF MITEK SYSTEMS, INC.

The annual meeting of stockholders of Mitek Systems, Inc., will be held at 9:00 a.m., local time, on Wednesday, February 19, 2014, at our executive offices located at 8911 Balboa Avenue, Suite B, San Diego, California 92123, for the following purposes:

1.	To elect the following seven directors to serve until our 2015 annual meeting of stockholders and until their respective successors have been elected and qualified: John M. Thornton, James B. DeBello, Vinton P. Cunningham, Gerald I. Farmer, Bruce E. Hansen, Alex W. “Pete” Hart and Sally B. Thornton;

2.	To approve an amendment to the Mitek Systems, Inc. 2012 Incentive Plan to increase the number of shares of our common stock available for future grant under the plan from 2,000,000 to 4,000,000;

3.	To ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2014;

4.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers as presented in the Proxy Statement accompanying this notice; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Our Board of Directors has fixed the close of business on January 9, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and all adjournments or postponements thereof. A list of these stockholders will be open to examination by any stockholder at the annual meeting and for ten days prior thereto during normal business hours at our executive offices located at 8911 Balboa Avenue, Suite B, San Diego, California 92123. Enclosed for your convenience is a proxy card which may be used to vote your shares at the annual meeting. The proxy materials, including a proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, are available online at www.proxydocs.com/MITK.

You are invited to attend the annual meeting in person. Even if you expect to attend the annual meeting, it is important that you complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed return envelope (which is postage prepaid if mailed in the United States) in order to ensure that your shares are represented at the annual meeting. Even if you have voted by proxy, you may still revoke such proxy and vote in person if you attend the annual meeting. However, please note that if your shares are held of record by a broker, bank or other agent and you wish to vote at the annual meeting, you must obtain a proxy card issued in your name from such record holder.

By Order of the Board of Directors

San Diego, California January 21, 2014	John M. Thornton Chairman of the Board

Questions and Answers About This Proxy Material and Voting	1

Proposal No. 1 Election of Directors	7

Proposal No. 2 Approval of an Amendment to Our 2012 Incentive Plan to Increase the Number of Shares of Our Common Stock Available for Future Grant Under the Plan from 2,000,000 to 4,000,000	10

Proposal No. 3 Ratification of the Selection of Our Independent Registered Public Accounting Firm	18

Proposal No. 4 Approval, on an Advisory, Non-Binding Basis, of the Compensation of our Named Executive Officers	20

Report of the Audit Committee	22

Information Regarding the Board of Directors and Corporate Governance	23

Information Regarding Our Executive Officers	28

Executive Compensation	30

Report of the Compensation Committee	45

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	46

Certain Relationships and Related Party Transactions	48

Section 16(a) Beneficial Ownership Reporting Compliance	48

Householding of Proxy Materials	48

Proposals of Stockholders	49

Other Business	49

MITEK SYSTEMS, INC.

8911 BALBOA AVENUE, SUITE B

SAN DIEGO, CALIFORNIA 92123

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 19, 2014

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement (the “Proxy Statement”) and the enclosed proxy card because the Board of Directors (the “Board”) of Mitek Systems, Inc. (sometimes referred to as “we”, “us”, “our”, “Mitek” or the “Company”) is soliciting your proxy to vote at our 2014 annual meeting of stockholders, or any adjournment or postponement thereof (the “Annual Meeting”). You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card or submit your proxy through the Internet or by telephone according to the instructions contained in the enclosed proxy card.

We intend to mail this Proxy Statement and the accompanying materials to all stockholders of record entitled to vote at the Annual Meeting on or about January 24, 2014.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 9:00 a.m., local time, on Wednesday, February 19, 2014, at our executive offices located at 8911 Balboa Avenue, Suite B, San Diego, California 92123.

Who can vote at the Annual Meeting and how many votes do I have?

Only stockholders of record at the close of business on January 9, 2014 will be entitled to vote at the Annual Meeting. At the close of business on this record date, there were 30,431,192 shares of common stock outstanding and entitled to vote. With respect to each proposal to be voted upon at the Annual Meeting, you are entitled to one vote for each share of common stock held as of the record date.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on January 9, 2014 your shares of common stock were registered directly in your name with our transfer agent, Computershare, then you are the stockholder of record of these shares. As a stockholder of record, you may vote either in person at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card or submit your proxy through the Internet or by telephone by following the instructions provided in the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If at the close of business on January 9, 2014 your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the Internet or by telephone. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card issued in your name from your broker, bank or other agent in whose name the shares are registered prior to the Annual Meeting.

What am I voting on?

There are four matters scheduled for a vote at the Annual Meeting:

•	Election of the seven nominees for director named in this Proxy Statement to serve until our 2015 annual meeting of stockholders and until their respective successors have been elected and qualified;

•

Approval of an amendment to the Mitek Systems, Inc. 2012 Incentive Plan (the “2012 Plan”) to increase the number of shares of our common stock available for future grant under the plan from 2,000,000 to 4,000,000;

•	Ratification of the selection of Mayer Hoffman McCann P.C. (“Mayer Hoffman”) as our independent registered public accounting firm for the fiscal year ending September 30, 2014; and

•	Approval, on an advisory, non-binding basis, of the compensation of our named executive officers, as presented in this Proxy Statement.

Will there be any other items of business on the agenda?

Other than the election of directors, approval of an amendment to the 2012 Plan, ratification of the selection of Mayer Hoffman as our independent registered public accounting firm and the advisory vote on the compensation of our named executed officers, the Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

What is the Board’s voting recommendation?

The Board recommends that you vote your shares:

•	“For” each of the seven nominees for director named in this Proxy Statement;

•	“For” the approval of an amendment to the 2012 Plan to increase the number of shares of our common stock available for future grant under the plan from 2,000,000 to 4,000,000;

•	“For” the ratification of the selection of Mayer Hoffman as our independent registered public accounting firm for the fiscal year ending September 30, 2014; and

•	“For” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers, as presented in this Proxy Statement.

How do I vote?

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may “withhold” your vote for any or all of the nominees. For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting. The procedures for voting are described below, based upon the form of ownership of your shares.

Stockholder of Record: Shares Registered in Your Name

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card, vote by proxy through the Internet or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

•	To vote by proxy through the Internet, go to the website address set forth on the enclosed proxy card and follow the instructions provided at the website.

•	To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card under the heading “Vote by Phone” using a touch-tone phone and follow the recorded instructions.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on Tuesday, February 18, 2014, to be counted. If you are a stockholder of record and attend the Annual Meeting in person, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive and any previous proxy that you submitted, whether by mail, Internet or telephone, will be superseded by the vote that you cast in person at the Annual Meeting. If you have any questions regarding how to submit your proxy or vote your shares at the Annual Meeting, please call our Corporate Secretary at (858) 309-1700.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Mitek. To ensure that your vote is counted, simply complete, sign, date and mail the proxy card or, if provided by your agent, follow the instructions for submitting your proxy through the Internet or by telephone. To vote in person at the Annual Meeting, you must obtain a proxy card issued in your name from your broker, bank or other agent in whose name the shares are registered prior to the Annual Meeting. Follow the instructions from your broker, bank or other agent included with these proxy materials or contact your broker, bank or other agent to request a proxy card.

Who is paying for this proxy solicitation?

We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone or by facsimile by our directors, officers or other employees. Our directors, officers or other employees will not receive additional compensation for soliciting proxies. We may request that any person holding stock in their name for the benefit of others, such as a broker, bank or other agent, forward the proxy materials to such beneficial owners and request authority to execute the proxy. We will reimburse any such broker, bank or other agent for their expenses in connection therewith.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You may change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to such proposal at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•

You may submit another properly completed proxy with a later date by mail, through the Internet or by telephone (your latest Internet or telephone instructions submitted prior to the deadline will be followed);

•

You may send a written notice that you are revoking your proxy to our Corporate Secretary at Mitek Systems, Inc., 8911 Balboa Avenue, Suite B, San Diego, California 92123, Attn: Corporate Secretary by no later than the close of business on Tuesday, February 18, 2014; or

•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held of record by a broker, bank or other agent, you must contact such record holder to revoke any prior voting instructions or obtain a proxy card issued in your name from such record holder in order to vote in person at the Annual Meeting. Following the commencement of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.

Votes will be counted by the inspector of elections appointed for the Annual Meeting.

How are my shares voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

•	“For” each of the seven nominees for director named in this Proxy Statement;

•	“For” the approval of an amendment to the 2012 Plan to increase the number of shares of our common stock available for future grant under the plan from 2,000,000 to 4,000,000;

•	“For” the ratification of the selection of Mayer Hoffman as our independent registered public accounting firm for the fiscal year ending September 30, 2014; and

•	“For” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers, as presented in this Proxy Statement.

This general authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and you do not provide specific voting instructions, your shares will be voted as recommended by the Board.

If your shares are held of record by a broker, bank or other agent, see “What is a broker non-vote?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their clients or other beneficial owners in their discretion and for an explanation of broker non-votes.

What is a broker non-vote?

Under rules that govern brokers, banks and other agents that are record holders of company stock held in brokerage accounts for their clients who beneficially own the shares, such record holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”), but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Accordingly, a broker may submit a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote on non-discretionary matters with respect to which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.”

What are the voting requirements that apply to the proposals discussed in this Proxy Statement?

The election of directors contemplated by Proposal No. 1 will be decided by a plurality of the votes cast. Accordingly, the seven director nominees receiving the highest number of votes will be elected. The approval of an amendment to the 2012 Plan contemplated by Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Annual Meeting. The ratification of the selection of Mayer Hoffman as our independent registered public accounting firm contemplated by Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Annual Meeting. The approval, on an advisory, non-binding basis, of the compensation of our named executive officers contemplated by Proposal No. 4 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Annual Meeting.

What is the effect of withhold authority votes, abstentions and broker non-votes?

Withhold Authority Votes: Shares subject to instructions to withhold authority to vote on the election of directors will not be voted. This will have no effect on Proposal No. 1—Election of Directors because, under plurality voting rules, the seven director nominees receiving the highest number of “for” votes will be elected.

Abstentions: Under Delaware law (under which Mitek is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting. Therefore, abstentions will have the same effect as a vote “against”: Proposal No. 2—Approval of an amendment to the 2012 Plan, Proposal No. 3—Ratification of Independent Registered Public Accounting Firm and Proposal No. 4—Approval, on an advisory, non-binding basis, of the compensation of our named executive officers. However, abstentions will have no effect on Proposal No. 1—Election of Directors because, under plurality voting rules, the seven director nominees receiving the highest number of “for” votes will be elected.

Broker Non-Votes: As a result of a change in the rules related to discretionary voting and broker non-votes, brokers, banks and other agents are no longer permitted to vote the uninstructed shares of their clients on a discretionary basis in the election of directors. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting with respect to “non-discretionary” matters, they will have no effect on the outcome of the vote on Proposal No. 1—Election of Directors. Proposal No. 2—Approval of an amendment to the 2012 Plan and Proposal No. 4—Approval, on an advisory, non-binding basis, of the compensation of our named executive officers are considered “non-discretionary” matters on which your broker, bank or other agent will not be able to vote on your behalf if it does not receive instructions from you and, therefore, there may be broker non-votes on Proposal No. 2 and Proposal No. 4. If you hold your shares in street name and you do not instruct your broker, bank or other agent how to vote your shares on Proposal Nos. 1, 2 and 4, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. Proposal No. 3—Ratification of Independent Registered Public Accounting Firm is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you and, therefore, no broker non-votes are expected to exist in connection with Proposal No. 3.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of our common stock outstanding on the record date are present either in person or by proxy at the Annual Meeting. At the close of business on January 9, 2014, the record date for the Annual Meeting, there were 30,431,192 shares of common stock outstanding. Thus, a total of 30,431,192 shares are entitled to vote at the Annual Meeting and holders of common stock representing at least 15,215,597 votes must be represented at the Annual Meeting either in person or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Votes withheld from a director nominee and abstentions will be counted as present for purposes of establishing the required quorum. Broker non-votes will be counted as present for purposes of establishing the required quorum. If there is no quorum, the chairman of the meeting or a majority of the shares present in person or by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

I have also received a copy of the Company’s Annual Report on Form 10-K. Is that a part of the proxy materials?

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 (the “Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2013, accompanies this Proxy Statement. This document constitutes our Annual Report to Stockholders and is being made available to all stockholders entitled to receive notice of and to vote at the Annual Meeting. Except as otherwise stated, the Form 10-K is not incorporated into, and is not part of, this Proxy Statement and should not be considered proxy solicitation material.

How can I find out the results of the voting at the Annual Meeting?

Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the date of the Annual Meeting. In the event the results disclosed in the Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Stockholders may submit proposals regarding matters appropriate for stockholder action for consideration at our next annual meeting of stockholders consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in the proxy materials for our 2015 annual meeting of stockholders, a stockholder proposal, including a proposal for the nomination of directors, must be submitted in writing no later than September 14, 2014 to our Corporate Secretary at Mitek Systems, Inc., 8911 Balboa Avenue, Suite B, San Diego, California 92123, Attn: Corporate Secretary. If you wish to submit a proposal that is not to be included in the proxy materials for our 2015 annual meeting of stockholders, your proposal generally must be submitted in writing to the same address no later than November 28, 2014.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Background

Pursuant to our amended and restated bylaws, the Board has fixed the number of authorized directors at seven. The seven director nominees receiving the highest number of votes at the Annual Meeting will be elected to the Board, to serve until our next annual meeting of stockholders and until their successors have been duly elected and qualified.

Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the seven director nominees proposed by the Board. All incumbent directors have been recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) as nominees for re-election to the Board. If any of the director nominees should become unavailable for election prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board.

The following table includes the names and certain information about the nominees for director. All of the nominees named below have consented to being named herein and to serve on the Board, if elected.

Name	Age	Position
John M. Thornton	81	Chairman of the Board
James B. DeBello	55	President and Chief Executive Officer and Director
Vinton P. Cunningham(1)	77	Director
Gerald I. Farmer, Ph.D.(1)(2)(3)	79	Director
Bruce E. Hansen(1)(2)	54	Director
Alex W. “Pete” Hart(2)(3)	73	Director
Sally B. Thornton	79	Director

(1)	Member of the Audit Committee of the Board
(2)	Member of the Compensation Committee of the Board
(3)	Member of the Nominating and Corporate Governance Committee of the Board

John M. Thornton. Mr. Thornton has served as a director since March 1986 and as our Chairman since October 1987. He also served as our President and Chief Executive Officer and Chief Financial Officer from September 1998 to May 2003, when he resigned from his positions as President and Chief Executive Officer. He resigned from his position as Chief Financial Officer in May 2005. From May 1991 to February 1992, Mr. Thornton served as our President and from May 1991 to July 1991, he served as our Chief Executive Officer. From 1976 through 1988, Mr. Thornton served as Chairman and Vice Chairman of the Board at Micom Systems, Inc. Mr. Thornton is also Chairman of the Board of Thornton Winery Corporation in Temecula, California. Mr. Thornton is married to Sally B. Thornton, a member of the Board. Mr. Thornton holds an A.B. in economics from Pomona College and an MBA from Harvard Business School. As a director since the Company’s formation in 1986 and having previously served as our President, Chief Executive Officer and Chief Financial Officer, Mr. Thornton has in-depth knowledge of our company and the industries in which we sell our products. Mr. Thornton also brings to the Board his extensive executive management and chairman experience with public and privately held companies, which the Board believes provides him with the skills necessary to serve as our Chairman.

James B. DeBello. Mr. DeBello has served as a director since November 1994 and as our President and Chief Executive Officer since May 2003. From January 2009 to September 2011, Mr. DeBello also served as our Chief Financial Officer and from January 2009 to February 2013, he also served as our Secretary, in each case in addition to his other positions. Prior to joining Mitek, he was Chief Executive Officer of AsiaCorp

Communications, Inc., a wireless data infrastructure and software company, from July 2001 to May 2003. He was Venture Chief Executive Officer for IdeaEdge Ventures, Inc., a venture capital company, from June 2000 to June 2001. From May 1999 to May 2000, he was President, Chief Operating Officer and a member of the board of directors of CollegeClub.com, an Internet company. From November 1998 to April 1999, he was Chief Operating Officer of WirelessKnowledge, Inc., a joint venture company formed between Microsoft and Qualcomm, Inc. From November 1996 to November 1998, Mr. DeBello held positions as Vice President, Assistant General Manager and General Manager of Qualcomm, Inc.’s Eudora Internet Software Division, and Vice President of Product Management of Qualcomm, Inc.’s Subscriber Equipment Division. Mr. DeBello holds a B.A., magna cum laude, from Harvard University and an MBA from Harvard Graduate School of Business, and he was a Rotary Scholar at the University of Singapore where he studied economics and Chinese. Mr. DeBello has over 15 years of experience in various senior executive positions, including chief executive officer, at other global technology companies. As a director of the Company for approximately 18 years and in his role in the day-to-day operations of the Company as our President and Chief Executive Officer since 2003, Mr. DeBello has gained extensive knowledge of the industries in which we operate, allowing him to bring to the Board a broad understanding of the operational issues and strategic opportunities facing the Company.

Vinton P. Cunningham. Mr. Cunningham has served as a director since May 2005. He served as Senior Vice President Finance of EdVision Corporation, a provider of curriculum development and assessment tools for the education community, from 1993 until his retirement in 2002. Mr. Cunningham was Chief Operating Officer and Chief Financial Officer of Founders Club Golf Company, a golf equipment manufacturer, from 1990 to 1993. He was Vice President Finance of Amcor Capital, Inc., a company that organized and managed real estate syndications, from 1985 to 1990. Mr. Cunningham was Chief Financial Officer and Treasurer of Superior Farming Company, a wholly owned subsidiary of Superior Oil Company, a grower of various fruits, vegetables, nuts and cotton in California and Arizona, from 1981 to 1985. Mr. Cunningham holds a B.S. in accounting from the University of Southern California. The Board believes Mr. Cunningham’s financial background provides the Board with valuable financial and accounting expertise and makes him well suited to serve on the Audit Committee of the Board. Having served as a director of the Company since 2005, Mr. Cunningham has a strong understanding of our business, operations and culture.

Gerald I. Farmer. Dr. Farmer has served as a director since May 1994 and served as our Executive Vice President from November 1992 until June 1997. Prior to joining Mitek, from January 1987 to November 1992, Dr. Farmer was Executive Vice President of HNC Software Inc., a global provider of enterprise analytic software. In addition, he has held senior management positions with IBM Corporation, Xerox, SAIC and Gould Imaging and Graphics. Dr. Farmer holds a B.S. in chemistry from the University of Wyoming and an M.S. and Ph.D. in physics and mathematics from the University of Wisconsin, Madison. The Board believes Dr. Farmer’s extensive career as a leader of several technology-based companies makes him well qualified to serve on the Board. Having served the Company as both an executive officer and a director since 1992, Dr. Farmer has a deep understanding of both our technology and the industries in which we operate.

Bruce E. Hansen. Mr. Hansen has served as a director since October 2012 and served as a member of our advisory board from October 2010 to October 2012. In 2002, he co-founded ID Analytics Inc., a consumer risk management company, and served as its Chairman and Chief Executive Officer from its inception until it was acquired by LifeLock, Inc. in March 2012. Prior to founding ID Analytics, he was President at HNC Software Inc., a global provider of analytic software solutions for financial services, telecommunications and healthcare firms, from 2000 to 2002. Mr. Hansen’s previous experience also includes the role of Chief Executive Officer of the Center for Adaptive Systems Applications and executive roles at CitiCorp (now CitiGroup), Automatic Data Processing (ADP) and Chase Manhattan Bank (now JP Morgan Chase). He currently serves as Chairman of the Board at BrightScope, Inc. and as a member of the board of directors of Performant Financial Corporation, Zyme Solutions, Inc., Everyone Counts, Inc. and the San Diego Venture Group. Mr. Hansen holds a B.A. in economics from Harvard University and an M.B.A. from the University of Chicago. As a proven leader with decades of analytics industry experience ranging from concept-stage companies to established financial services companies, Mr. Hansen brings to the Board a unique perspective, an expansive knowledge base and domain expertise in the fields of identity verification and big data systems. The Board believes that Mr. Hansen’s experience as both a key executive and director will enable him to contribute to the Board with respect to both general governance matters and industry-specific operations.

Alex W. “Pete” Hart. Mr. Hart has served as a director since February 2011. In April 2012, he retired as Chairman of the SVB Financial Group and has worked as an independent consultant in the financial services industry since 1997. He served as Chief Executive Officer of Advanta Corporation, a public diversified financial services company, from 1995 to 1997, where he had previously served as Executive Vice Chairman from 1994 to 1995. Prior to joining Advanta, he was President and Chief Executive Officer of MasterCard International, a worldwide payment service provider, from 1988 to 1994. Mr. Hart currently serves as an advisor to a number of private companies, including NoLie MRI, Cimbal Technologies and US Encode. Mr. Hart is currently a member of the board of directors of the following public companies: Global Payments, Inc., a payment services company, and VeriFone Holdings, Inc., an electronics company. He is also a director of Solicore, Inc., a privately held battery manufacturer. In addition to SVB Financial, Mr. Hart has also previously served as a member of the board of directors of the following companies: FICO, Inc., HNC Software Inc., Retek Inc., Shopping.com, Sanchez Computer Associates, US Encode, eHarmony.com and Sequal Technologies, Inc. Mr. Hart holds a B.A. in social relations from Harvard University. As an experienced leader in the financial services industry, Mr. Hart combines extensive general business expertise with a deep knowledge of the financial services and payments industry. His experience on the boards of directors of other companies in the financial services industry further augments his range of knowledge, providing experience on which he can draw while serving as a member of the Board.

Sally B. Thornton. Mrs. Thornton has served as a director since April 1988. From 1987 until 1996, she served as Chairman of Medical Materials, Inc., a composite plastics manufacturer. Mrs. Thornton served as a director of Micom Systems, Inc. from 1976 to 1988. She has also been a Trustee of the Sjorgren’s Syndrome Foundation in New York. Mrs. Thornton is a Life Trustee of the San Diego Museum of Art, is on the board of directors of Thornton Winery Corporation in Temecula, California and is the Chairman of the John M. and Sally B. Thornton Foundation. Mrs. Thornton is married to John M. Thornton, our Chairman. Mrs. Thornton holds an A.A. from Stephens College and a B.A. and M.A. in history from the University of San Diego. As a director of the Company since 1988, Mrs. Thornton has in-depth knowledge of our company and our technology. Mrs. Thornton also brings to the Board her extensive leadership experience as a director and trustee of both for-profit and non-profit organizations.

There currently are no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION TO THE BOARD OF THE DIRECTOR NOMINEES DISCUSSED IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR 2012 INCENTIVE PLAN

TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK

AVAILABLE FOR FUTURE GRANT UNDER THE PLAN FROM 2,000,000 TO 4,000,000

General

On November 5, 2013, the Board unanimously approved an amendment to the 2012 Plan, subject to approval by our stockholders at the Annual Meeting, to increase the total number of shares of our common stock reserved for issuance under the 2012 Plan from 2,000,000 to 4,000,000, plus that number of shares of our common stock that would otherwise return to the available pool of unissued shares reserved for awards under our 1999 Stock Option Plan, 2000 Stock Option Plan, 2002 Stock Option Plan, 2006 Stock Option Plan and 2010 Stock Option Plan (collectively, the “Prior Plans”). As of December 31, 2013, (i) stock options to purchase 1,208,750 shares of our common stock and 614,513 restricted stock units (“RSUs”) were outstanding under the 2012 Plan, and 375,507 shares of our common stock were reserved for future grants under such plan and (ii) stock options to purchase an aggregate of 1,545,280 shares of our common stock were outstanding under the Prior Plans.

In the last two fiscal years, our employee headcount has more than doubled. As a result, the number of employees participating in the 2012 Plan has significantly increased. Based on our current rate of award grants, as well as our anticipated hiring of new employees, the Board believes the existing share reserve will be exhausted within the next year. Without the ability to provide equity compensation, we may be unable to attract and retain key employees. If this proposal is approved, we intend to continue to provide equity incentives to existing key employees as well as to certain newly hired employees, consultants and directors. If this proposal is approved, we expect to have sufficient shares available under the 2012 Plan for the next two to three years.

The proposed increase of 2,000,000 shares was determined by comparing our past option grants to key employees and newly hired employees to our current hiring and retention plan, and planned grants to certain key employees, consultants and directors as a retention tool.

The Board believes that the increase in shares of our common stock available for issuance under the 2012 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, the Board believes approval of the amendment to the 2012 Plan is in our best interest and the best interest of our stockholders, and recommends a vote “FOR” the approval of the amendment to the 2012 Plan.

Summary of the 2012 Plan

The following summary sets forth the primary features of the 2012 Plan. This summary is qualified in its entirety by the terms of the 2012 Plan, which is attached to this Proxy Statement as Annex A.

General. The 2012 Plan authorizes the grant of stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, and cash awards (collectively referred to as “Awards”). Stock options granted under the 2012 Plan may be either options intended to constitute “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, in each case as determined by the Committee (as defined below) in accordance with the terms of the 2012 Plan. Incentive stock options will be subject to a restriction such that to the extent the aggregate fair market value of shares of our common stock subject to stock options designated as incentive stock options and that become exercisable for the first time by a participant during any calendar year exceeds $100,000 (based on grant date valuation), the excess options will be treated as nonqualified stock options.

Purpose. The purpose of the 2012 Plan is to make available certain equity and other incentives to motivate selected employees, directors and consultants of the Company to put forth their best efforts toward the continued growth, profitability and success of the Company and to align the interests of such individuals with those of our stockholders.

Administration. The authority to control and manage the operations and administration of the 2012 Plan will be vested in a committee of two or more independent non-employee directors designated by the Board in accordance with the terms of the 2012 Plan (the “Committee”). To the extent not inconsistent with applicable laws or stock exchange rules, the Committee may delegate all or any portion of its authority under the 2012 Plan to any one or more of its members or, with respect to Awards granted to participants who are not directors and officers subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Board also has the power to take action under the 2012 Plan, provided that, at the time of taking such action, the Board is comprised of a majority of directors who meet the criteria set forth in the 2012 Plan.

Subject to applicable laws and the terms of the 2012 Plan, the Committee has the authority, in its sole discretion, to, among other things, select the employees, directors and consultants to whom Awards may be granted, determine the terms and conditions of Awards (including the vesting schedule, repurchase provisions, rights of first refusal and satisfaction of any performance criteria), approve forms of award agreements, interpret the terms of the 2012 Plan and Awards, and subject to certain limitations set forth in the 2012 Plan (including obtaining stockholder approval in certain circumstances), amend the terms of any outstanding Award granted under the 2012 Plan.

Eligibility. The 2012 Plan provides that Awards may be granted to our employees, directors and consultants (as such terms are defined in the 2012 Plan), but that incentive stock options may be granted only to employees. It is not possible to state at this time the precise type and extent of Awards that any particular executive officer, all current executive officers as a group, any particular nominee for director, all current directors who are not executive officers as a group or all non-executive officers as a group will be granted under the 2012 Plan, since these matters will be determined by the Committee based on each participant’s level of responsibility, compensation and anticipated and actual contribution to our success. As of December 31, 2013, approximately 70 people were eligible to participate in the 2012 Plan.

Shares Reserved for Issuance. If this Proposal No. 2 is approved at the Annual Meeting, the total number of shares of our common stock that will be reserved for issuance under the 2012 Plan will be 4,000,000 shares (the “Initial Shares”), plus that number of shares of our common stock that would otherwise return to the available pool of unissued shares reserved for awards under the Prior Plans as a result of forfeiture, cancellation or expiration of awards previously granted (ignoring the termination or expiration of such plans for the purpose of determining the number of shares available under the 2012 Plan). For example, as of December 31, 2013 there were 1,545,280 shares of common stock subject to options outstanding under the Prior Plans that could potentially become available for future issuance under the 2012 Plan. Any shares that are returned to the available pool of unissued shares from the Prior Plans may only be used in connection with the 2012 Plan to grant stock options. The 2012 Plan also provides that the following shares of our common stock will not be returned to the 2012 Plan or otherwise become available for issuance under the 2012 Plan: (i) shares of common stock tendered or withheld as full or partial payment of a stock option exercise price under the 2012 Plan; (ii) shares of common stock withheld by the Company to satisfy any tax withholding obligations; and (iii) shares of common stock covered by the portion of any SAR that is exercised (whether or not such shares of common stock are actually issued to a participant upon exercise of the SAR).

Notwithstanding the foregoing, any shares of common stock covered by an Award (or portion of an Award) that is forfeited, canceled or expires (whether voluntarily or involuntarily) or issued (e.g., as substitution awards or inducement grants) in connection with an acquisition or merger shall be deemed not to have been issued from the 2012 Plan for purposes of determining the maximum aggregate number of shares of common stock which may be issued under the 2012 Plan.

Stock Options. Stock options will be granted pursuant to award agreements and will vest at the rate specified therein. The exercise price of each stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted (or 110%, in the case of an incentive stock option granted to any employee who, at the time of such grant, owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary thereof). The exercise price is generally payable in cash, check, shares of common stock or payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

Stock Appreciation Rights. A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of such Award and the date of its exercise. The base appreciation amount of each grant of SARs may not be less than 100% of the fair market value of the common stock on the date of grant. SARs will be evidenced by an award agreement which shall specify the number of shares of common stock subject to such SARs and will vest and become exercisable at the times and on the terms established by the Committee.

Restricted Stock. Awards of restricted stock will be evidenced by an award agreement which shall specify the number of shares of common stock subject to such Award and the period that must be satisfied before the restrictions pertaining to such grant of restricted stock will lapse and such stock will become vested. A restricted stock award may be issued for nominal or no cost and may be granted in consideration of the recipient’s past or future services performed for the Company. The Committee may grant restricted stock awards subject to conditions and the attainment of performance goals or may make such Awards subject to vesting conditions based on such service or performance criteria as the Committee specifies.

Restricted Stock Units. RSUs represent the right to receive shares of common stock at a future date. Awards of RSUs will be evidenced by an award agreement which shall specify the number of shares of common stock subject to such Award. RSUs may be issued for nominal or no cost and may be granted in consideration of the recipient’s past or future services performed for the Company. We may settle RSUs for cash, shares of common stock or other securities, or a combination thereof, as determined by the Committee. The Committee may grant RSUs subject to conditions and the attainment of performance goals or may make such Awards subject to vesting conditions based on such service or performance criteria as the Committee specifies. Participants have no voting rights with respect to RSUs until shares of common stock are issued in settlement of such Awards.

Senior Executive Plan Bonuses. Under the 2012 Plan, the Committee may authorize annual incentive compensation to a participant who is or may be a “covered employee” under Section 162(m) of the Code (“Section 162(m)”), payable upon achievement of specified management objectives determined by the Committee. Senior executive plan bonuses will be evidenced in writing and will contain such terms and provisions as the Committee may determine.

Acquisitions and Other Transactions; Deferral of Award Payments; Separate Programs. To the extent permitted by applicable laws, the Committee may issue Awards under the 2012 Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a related entity engaging in an acquisition or merger (e.g., as currently permitted under Nasdaq Stock Market, LLC (“NASDAQ”) Listing Rule 5635(c)(3) and NASDAQ IM-5635-1) and may issue Awards under the 2012 Plan as inducement awards (e.g., as currently permitted under NASDAQ Listing Rule 5635(c)(4) and NASDAQ IM-5635-1). Such Awards would not count against the shares of common stock reserved under the 2012 Plan. To the extent permitted by applicable laws, the Committee may issue Awards under the 2012 Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction not described in the foregoing paragraph. To the extent required by applicable laws, such Awards would count against the shares of common stock reserved under the 2012 Plan.

The 2012 Plan provides that the Committee may establish one or more programs under the 2012 Plan to permit selected participants the opportunity to elect to defer receipt of the consideration payable upon exercise of an Award, satisfaction of performance criteria or other event that absent the election would entitle the participant to payment or receipt of shares of common stock or other consideration under the Award. The Committee also may establish one or more separate programs under the 2012 Plan for the purpose of issuing particular forms of Awards to one or more classes of participants on such terms and conditions as determined by the Committee from time to time.

Section 162(m) of the Code. Section 162(m) limits a publicly held company to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to its “covered employees,” generally its chief executive officer and the three most highly compensated executive officers (other than the chief financial officer), determined at the end of each year. However, performance-based compensation is excluded from this limitation. The 2012 Plan is designed to permit the Committee to grant Awards that are intended to qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal under which compensation is paid must be established by a Committee comprising two or more directors who qualify as outside directors for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by the stockholders of the Company in a separate vote before payment is made; and (iv) the Committee must certify in writing before payment of the compensation is made that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options and SARs, the performance goal requirement (summarized above) is deemed satisfied, and the certification requirement (summarized above) is inapplicable, if: (i) the grant or award is made by the Committee; (ii) the plan under which the stock option or SAR is granted states the maximum number of shares with respect to which stock options and SARs may be granted during a specified period to an employee; and (iii) under the terms of the stock option or SAR, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

In order for restricted stock, RSUs and other Awards (e.g., cash) to qualify as performance-based compensation, the Committee must establish a performance goal with respect to such Award in writing not later than 90 days after the commencement of the period to which the performance goal relates and while the outcome of the performance goal is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. Performance goals may be described in terms of Company-wide objectives, objectives that are related to the performance of the individual participant, a related entity or a division, department or function within the Company or a related entity, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Without limiting the generality of the foregoing, the management objectives applicable to any Award to a covered employee which is intended to be deductible as performance-based compensation under Section 162(m) will be based on specified levels of, or relative peer company, performance in any one or more of the following objectives, or any combination thereof, as determined by the Committee, in its sole discretion: (i) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, (ii) earnings or loss per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets or net assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow or cash flow per share (before or after dividends), (xiii) revenue, (xiv) improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable, (xv) earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation, amortization, stock compensation, non-recurring charges and non-cash or other charges), (xvi) economic value added, (xvii) market share, (xviii) relative or absolute share price, (xix) pro forma net income, (xx) customer orders, (xxi) gross or net revenues, (xxii) revenue growth or product revenue growth, (xxiii) operating income (before or after taxes), (xxiv) pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus), (xxv) net income or loss (before or after taxes), (xxvi) return on equity, (xxvii) attainment of strategic and operational initiatives, (xxviii) comparisons with various stock market indices, (xxix) implementation, completion or attainment of measurable objectives with respect to research, development, commercialization, products or projects, acquisitions and divestitures, (xxx) factoring transactions and recruiting and maintaining personnel, (xxxi) gross profits, (xxxii) economic value-added models or equivalent metrics, (xxxiii) reductions in costs, (xxxiv) sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions, (xxxv) return on capital (including return on total capital or return on invested capital), (xxxvi) cash flow return on investment, (xxxvii) year-end cash, (xxxviii) cash margin, (xxxix) debt reduction, (xl) stockholders equity, (xli) operating efficiencies, (xlii) research and development achievements, (xliii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property), (xliv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements, (xlv) financial ratios, including those measuring liquidity, activity, profitability or leverage, (xlvi) cost of capital or assets under management, (xlvii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities), (xlviii) factoring transactions, and (xlix) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors).

Limitations on Awards. The maximum number of shares with respect to which a participant may be granted stock options, SARs, restricted stock and/or RSUs in any calendar year shall be equal to the Initial Shares. The foregoing limitations will be adjusted proportionately by the Committee in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and such determination shall be final, binding and conclusive. The maximum amount with respect to which (i) senior executive plan bonuses may be granted to a participant under a senior executive plan bonus award during a calendar year is $1,500,000; and (ii) awards of cash may be granted to any participant in any calendar year is $1,500,000. The Company, however, may make other bonus or cash awards outside of the 2012 Plan.

Term of Award. The term of any Award granted under the 2012 Plan may not be for more than 10 years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary thereof).

Transferability of Awards. Unless otherwise provided in the 2012 Plan or permitted by the Committee, Awards may not be pledged, assigned or otherwise transferred in any manner, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the participant only by the participant or by such participant’s beneficiaries in the event of the participant’s death.

Dividend Equivalents. Subject to the provisions of the 2012 Plan and any award agreement, the recipient of an Award other than a stock option or SAR may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on shares of our common stock with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion.

Termination of Service. Unless otherwise provided in an award agreement, in the event of a participant’s death or termination of the participant’s status as an employee, director or consultant due to the participant’s disability, the participant’s beneficiary or the participant, as applicable, may exercise any vested Award at any time within the earlier to occur of: (i) one year after the date of the participant’s death or disability; or (ii) the date on which such Award expires by its terms. Except as otherwise provided in an individual award agreement, in the event of a participant’s Termination Without Cause (as defined in the 2012 Plan), the participant may exercise any vested Award at any time within the earlier to occur of: (i) 90 days after such termination; or (ii) the date on which such Award expires by its terms. A participant who is terminated for Cause (as defined in the 2012 Plan) shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the participant engages in such conduct giving rise to his or her termination for Cause, all unexercised, unearned and/or unpaid Awards.

Adjustments Upon Change in Capitalization. In the event there is a specified type of change in our capital structure not involving the receipt of consideration by us, such as a stock split, stock dividend, combination, recapitalization or reclassification, or any other transaction with respect to our common stock, including a merger, reorganization, liquidation or similar transaction, the number of shares reserved under the 2012 Plan and the number of shares subject to and exercise price, if applicable, of all outstanding stock awards will be appropriately adjusted.

Change of Control. Except as provided in an individual award agreement, upon the consummation of a Change of Control (as defined below), all outstanding Awards under the 2012 Plan may be assumed or replaced by the acquiring company. Any portions of Awards that have not been assumed, replaced or exercised in connection with a Change of Control will automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights for all of the shares of common stock (or other consideration) represented by such Award (or portion thereof), immediately prior to the specified effective date of such Change of Control. However, unless otherwise provided for by the Committee pursuant to the terms of the 2012 Plan or as specified in an award agreement or other agreement between the participant and the Company, no cash Awards under any senior executive plan bonus or otherwise will be paid in connection with a Change of Control.

In the case of a proposed Change of Control, the Committee may, prior to the occurrence of the Change of Control, declare that the outstanding stock options and SARs granted under the 2012 Plan will accelerate and become exercisable in full and that all such stock options and SARs, whether or not exercisable prior to such acceleration, must be exercised within a specified period of time or they will terminate. In the event of such declaration, each stock option and SAR granted under the 2012 Plan, to the extent that it has not been exercised prior to the Change of Control, shall be canceled at the time of, or immediately prior to, the Change of Control, as provided in the declaration. Under the 2012 Plan, a “Change of Control” generally includes:

•	the acquisition of 50% or more of our outstanding stock by any person or group;

•	a merger or consolidation of the Company after which our own stockholders as of immediately prior to the merger or consolidation own 50% or less of the outstanding stock of the surviving entity;

•	a sale of all or substantially all of our assets, subject to certain exceptions; or

•	such time as the Continuing Directors (as defined in the 2012 Plan) do not constitute at least a majority of the Board or, if applicable, the board of directors of an acquiring company.

Term of the 2012 Plan; Amendment, Suspension or Termination of the 2012 Plan. The 2012 Plan will continue in effect until the earliest to occur of: (i) all shares of common stock subject to the 2012 Plan have been distributed; (ii) all Awards have expired or terminated; (iii) termination pursuant to Section 18 of the 2012 Plan; and (iv) 10 years. The Board may at any time amend, suspend or terminate the 2012 Plan; provided, however, that no amendment can be made without the approval of our stockholders to the extent such approval is required by applicable laws, or if such amendment would lessen the stockholder approval requirements set forth in the 2012 Plan.

Anticipated U.S. Federal Income Tax Consequences

The following summary of the federal income tax consequences of the 2012 Plan and the Awards to be granted thereunder is based upon federal income tax laws in effect on the date of this Proxy Statement, all of which are subject to change (possibly to retroactive effect) and to differing interpretations. Any such change could affect the accuracy of the statements and conclusions set forth in this summary. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or additional guidance that is expected to be issued by the Treasury Department under the Code.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2012 Plan will not result in any federal income tax consequences to the optionholder or to us. Upon exercise of a nonqualified stock option, the optionholder is subject to income taxes at the rate applicable to ordinary compensation income on the excess of the fair market value of the shares on the date of exercise over the option exercise price. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the optionholder, subject to the possible limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G of the Code (“Section 280G”) and so long as we withhold the appropriate taxes with respect to such income (if required) and the optionholder’s total compensation is deemed an ordinary and necessary business expense. Any gain or loss on the optionholder’s subsequent disposition of the shares of common stock will receive long- or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

If a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code (“Section 409A”), which provide, among other things, rules regarding the timing of payment of deferred compensation. A stock option subject to Section 409A that fails to comply with the rules of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the 2012 Plan will not result in any federal income tax consequences to the optionholder or to us. An optionholder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules) and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionholder has held the shares of common stock. If the optionholder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionholder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the optionholder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the excess (if any) of the amount realized on the disposition over the exercise price; or (ii) the excess of the fair market value of the shares on the date of exercise over the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the optionholder, subject to the possible limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as the optionholder’s total compensation is deemed an ordinary and necessary business expense.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A. A stock option subject to Section 409A which fails to comply with the rules of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions, less any amount the recipient paid for the award. If the recipient does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. We are entitled to an income tax deduction in the amount of the income recognized by the recipient, subject to the possible limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed an ordinary and necessary business expense.

Stock Appreciation Rights. Recipients of SARs generally should not recognize income until the SAR is exercised. Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of: (i) the amount realized on such disposition; over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year. We are entitled to an income tax deduction in the amount of the income recognized by the recipient upon exercise of the SARs, subject to the possible limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed an ordinary and necessary business expense.

A SAR can be considered non-qualified deferred compensation that is subject to the rules of Section 409A. A SAR subject to Section 409A that does not meet the requirements of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock Units. Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of the fair market value of the shares (or the amount of cash) received upon conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the RSUs. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of: (i) the amount realized on such disposition; over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year. We are entitled to an income tax deduction in the amount of the income recognized by the recipient upon conversion of the RSUs into cash or shares of stock, subject to the possible limitations imposed by the $1,000,000 compensation limit imposed by Section 162(m) or if the compensation is an “excess parachute payment” within the meaning of Section 280G and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed an ordinary and necessary business expense.

RSUs also can be considered non-qualified deferred compensation that is subject to the rules of Section 409A. A grant of RSUs subject to Section 409A that does not meet the requirements of Section 409A can result in the participant having acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 2 TO APPROVE AN AMENDMENT TO THE 2012 PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR FUTURE GRANT UNDER THE PLAN FROM 2,000,000 TO 4,000,000.

PROPOSAL NO. 3

RATIFICATION OF THE SELECTION OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected the firm of Mayer Hoffman McCann P.C., independent certified public accountants, to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2014. Representatives of Mayer Hoffman are expected to be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions. Mayer Hoffman leases substantially all its personnel, who work under the control of Mayer Hoffman shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. All of the hours expended on Mayer Hoffman’s engagement to audit our financial statements were attributed to work performed by such leased personnel.

Neither our governing documents nor applicable laws require stockholder ratification of the selection of Mayer Hoffman as our independent registered public accounting firm. However, the Board is submitting the selection of Mayer Hoffman to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection of Mayer Hoffman, the Audit Committee will reconsider whether or not to retain Mayer Hoffman. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by Mayer Hoffman for the services indicated for the fiscal years ended September 30, 2013 and 2012. All fees described below were approved by the Audit Committee.

	Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012
Audit Fees(1)	$164,300	$164,300
Audit-Related Fees(2)	18,852	3,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$183,152	$167,300

(1)	Includes fees for: (i) the audit of our annual financial statements for the fiscal years ended September 30, 2013 and 2012 included in our annual reports on Form 10-K; (ii) the audit of our internal control over financial reporting for the fiscal years ended September 30, 2013 and 2012; and (iii) the review of our interim period financial statements for the fiscal years ended September 30, 2013 and 2012 included in our quarterly reports on Form 10-Q.
(2)	Includes fees for related services that are normally provided in connection with regulatory filings or engagements.

Pre-Approval Policies

The Audit Committee has established policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by our independent registered public accounting firm. Under these policies and procedures, prior to the engagement of the independent registered public accounting firm for pre-approved services, requests or applications for the independent registered public accounting firm to provide services must be submitted to the Audit Committee and must include a detailed description of the services to be rendered. Our chief financial officer and the independent registered public accounting firm must ensure that the independent registered public accounting firm is not engaged to perform the proposed services unless those services are within the list of services that have received the Audit Committee’s pre-approval, and must cause the Audit Committee to be informed in a timely manner of all services rendered by the independent registered public accounting firm and the related fees.

Each request or application must include:

•	a recommendation by our chief financial officer as to whether the Audit Committee should approve the request or application; and

•

a joint statement of our chief financial officer and the independent registered public accounting firm as to whether, in their view, the request or application is consistent with the SEC’s requirements for auditor independence of the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee also will not permit the independent registered public accounting firm to be engaged to provide any services to the extent that the SEC has prohibited the provision of those services by an independent registered public accounting firm, which generally include:

•	bookkeeping or other services related to accounting records or financial statements;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions;

•	human resources;

•	broker-dealer, investment adviser or investment banking services;

•	legal services;

•	expert services unrelated to the audit; and

•	any service that the PCAOB determines is not permissible.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 3 TO RATIFY THE SELECTION OF MAYER HOFFMAN TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2014.

PROPOSAL NO. 4

APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders the opportunity to vote on a non-binding, advisory resolution, commonly known as a “say-on-pay” resolution, to approve the compensation of our named executive officers as described in this Proxy Statement in the section titled “Executive Compensation,” beginning on page 30, the compensation tables beginning on page 35 and any related narrative discussion contained in this proxy statement. This proposal gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation program.

Our executive compensation programs are designed to attract, retain and motivate talented, qualified executives, effectively manage and promote the success of our company and reward performance. To achieve this balance of objectives, the Board has adopted a compensation approach that includes a mix of short-term and long-term components, cash and equity elements and fixed and contingent payments in proportions that we believe will provide appropriate incentives to reward our senior executives and management team. Under these programs, our executive officers are rewarded for the achievement of specific financial and strategic goals, which are expected to result in increased stockholder value. We review our compensation plans and programs on an ongoing basis and periodically make adjustments taking into account competitive conditions and other factors. Please read the section below entitled “Executive Compensation” for additional details about our executive compensation programs, including information regarding the 2013 fiscal year compensation of our named executive officers.

We believe that the compensation of our named executive officers for the 2013 fiscal year was appropriate and reasonable and that our compensation policies and procedures are sound and support the best interests of our company and our stockholders. Additionally, we believe that our compensation policies and procedures are effective in aligning the executives’ long-term interests with those of our stockholders.

Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Mitek Systems, Inc. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation, compensation tables and narrative discussion in this proxy statement.”

This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement. As an advisory vote, the outcome of the vote on this proposal is not binding upon us. However, the Board, with input from the Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of this vote when making future compensation decisions for our named executive officers.

At our 2011 annual meeting of stockholders, we held our first advisory, non-binding stockholder vote to approve the compensation of our named executive officers, and also held our first advisory stockholder vote on the frequency of future advisory, non-binding shareholder votes to approve the compensation of our named executive officers. In keeping with the recommendation of the Board, our stockholders expressed a preference that future advisory, non-binding stockholder votes to approve the compensation of our named executive officers be held every three years, and the Board determined to hold an advisory, non-binding vote to approve the compensation of our named executive officers every three years. The next advisory, non-binding vote to approve the compensation of our named executive officers will be held at our 2017 annual meeting of stockholders.

The affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote either in person or by proxy at the Annual Meeting is required for the approval, on an advisory, non-binding basis, of the compensation of our named executive officers, as presented in this Proxy Statement. Abstentions will have the same effect as votes “against” this Proposal No. 4, and broker non-votes will have no effect on the outcome of the vote on this Proposal No. 4.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report to stockholders of the Company in accordance with rules adopted by the SEC.

As described in its charter, the Audit Committee meets with the independent auditors and our officers or other personnel responsible for our financial reports. The Audit Committee is responsible for reviewing the scope of the auditors’ examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. The Audit Committee is not responsible for the planning or conduct of the audits or the determination that our financial statements are complete and accurate and in accordance with generally accepted accounting principles. Among other matters, the Audit Committee considers and selects a certified public accounting firm as our independent auditor. The Audit Committee held four meetings during the 2013 fiscal year.

In accordance with rules adopted by the SEC, the Audit Committee states that:

•	The Audit Committee has reviewed and discussed with management our audited financial statements for the 2013 fiscal year.

•

The Audit Committee has discussed with Mayer Hoffman McCann P.C., our independent registered public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•

The Audit Committee has received the written disclosures and the letter from Mayer Hoffman McCann P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding Mayer Hoffman McCann P.C.’s communications with the Audit Committee concerning independence, and has discussed with Mayer Hoffman McCann P.C. its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, for filing with the SEC.

Audit Committee

Vinton Cunningham
Gerald I. Farmer, Ph.D.
Bruce Hansen

This foregoing Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

General

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of the Board and our Code of Business Conduct and Ethics described below may be viewed on our Internet website at www.miteksystems.com under “Investors.” You may also request a copy of any of these documents free of charge by writing to our Corporate Secretary at Mitek Systems, Inc., 8911 Balboa Avenue, Suite B, San Diego, California 92123, Attn: Corporate Secretary.

Director Independence

The Board is responsible for establishing corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. As required under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the company’s board of directors. The Board consults with our counsel to ensure that the Board’s determinations regarding the independence of our directors are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in applicable NASDAQ listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director (or former director, as applicable), or any of his or her family members, and the Company, our senior management and our independent auditors, the Board has determined that all of our directors other than Mr. DeBello, Mr. Thornton and Mrs. Thornton are independent, in each case as defined in NASDAQ Listing Rule 5605(a)(2). In addition, the Board has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.

Meetings of the Board

The Board meets on a regular basis throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. The Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the 2013 fiscal year, the Board met four times and acted by unanimous written consent five times. No director attended fewer than 75% of the aggregate number of meetings held by the Board during the 2013 fiscal year.

Executive Sessions

As required under applicable NASDAQ listing standards, our independent directors periodically meet in executive session at which only they are present.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage all of our directors to attend. Each director nominee discussed in Proposal No. 1 above attended our 2013 annual meeting of stockholders, except for Mr. Hart.

Board Leadership Structure

The leadership structure of the Board is such that our Chairman and our Chief Executive Officer positions are separated. Mr. Thornton has served as our Chairman since October 1987. We believe having a chairman separate from the chief executive officer with extensive experience as both an officer and director of the Company has provided the Board with consistent and knowledgeable leadership that has enhanced the effectiveness of the Board as a whole. Our corporate governance guidelines do not require the Board to choose a chairman separate from the chief executive officer, but the Board believes this leadership structure is the appropriate structure for the Company at this time. The Board has the discretion to choose its chairman in any manner that it deems to be in the best interests of the Company and our stockholders.

Board’s Role in Risk Oversight

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly administers its risk oversight function. In addition, the risk oversight function is also administered through the standing committees of the Board, which oversee risks inherent in their respective areas of responsibility, reporting to the Board regularly and involving the Board in their performance of risk oversight, as necessary. For example, the Audit Committee oversees our financial exposure and financial reporting related risks and the Compensation Committee oversees risks related to our compensation programs and practices. The Board, as a whole, directly oversees our strategic and business risk, including product development risk, through regular interactions with our management and, from time-to-time, input from independent advisors. We believe the Board’s leadership structure supports its role in risk oversight, with our President and Chief Executive Officer and our Chief Financial Officer responsible for assessing and managing risks facing the Company day-to-day and our Chairman and other members of the Board providing oversight of such risk management.

Information Regarding Board Committees

The Board has established standing Audit, Compensation, and Nominating and Corporate Governance Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The three committees operate under written charters adopted by the Board, each of which is available on our Internet website at www.miteksystems.com under “Investors.” The following table provides meeting information for the 2013 fiscal year for each of the committees of the Board and current membership for each of the committees of the Board. Each member of the committees of the Board during the 2013 fiscal year attended at least 75% of the meetings of each of the committees of the Board on which he served that were held during the period for which he was a committee member, except for Mr. Hansen, who attended 50% of the meetings of the Audit Committee.

	Audit Committee		Nominating and Corporate Governance Committee		Compensation Committee
Employee Director:
James B. DeBello	—		—		—
Non-Employee Directors:
John M. Thornton	—		—		—
Vinton P. Cunningham	X	(1)	—		—
Gerald I. Farmer, Ph.D.	X		X	(1)	X
Bruce E. Hansen	X		—		X
Alex W. “Pete” Hart	—		X		X	(1)
Sally B. Thornton	—		—		—
Total meetings in 2013 fiscal year	4		1		1
Total actions by written consent in 2013 fiscal year	1		1		1

(1)	Committee chairperson.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(a) of the Exchange Act. The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements, monitoring the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance, and reviewing the independence and performance of our independent registered public accountants. The current members of the Audit Committee are Messrs. Cunningham and Hansen and Dr. Farmer. The Board has determined that Mr. Cunningham is an “audit committee financial expert” in accordance with applicable SEC rules. Each of the members of the Audit Committee is an “independent” director within the meaning of the applicable NASDAQ listing standards, as well as applicable SEC rules and regulations.

Compensation Committee

The Compensation Committee reviews executive compensation, establishes executive compensation levels, recommends employee compensation programs and administers our incentive plans. The current members of the Compensation Committee are Messrs. Hansen and Hart and Dr. Farmer, each of whom is an “independent” director within the meaning of the applicable NASDAQ listing standards, as well as applicable SEC rules and regulations.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for reviewing and making recommendations to the Board regarding the composition and structure of the Board, establishing criteria for Board membership and corporate policies relating to the recruitment of Board members, and establishing, implementing and monitoring policies and processes regarding principles of corporate governance. The current members of the Nominating Committee are Dr. Farmer and Mr. Hart, each of whom is an “independent” director within the meaning of the applicable NASDAQ listing standards, as well as applicable SEC rules and regulations.

Consideration of Director Nominees

Director Qualifications

When evaluating nominees for election as directors (including all persons recommended by stockholders to become nominees for election as directors), the Nominating Committee takes into account: (i) all factors the Committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge; and (ii) the following minimum qualifications:

•	the highest personal and professional ethics, integrity and values and sound business judgment;

•

a background that demonstrates significant accomplishment in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest;

•	relevant expertise and experience and an ability to offer advice and guidance to our chief executive officer based on such expertise and experience;

•	independence from any particular constituency and an ability to be able to represent all of our stockholders and be committed to enhancing long-term stockholder value; and

•	sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

The Nominating Committee retains the right to modify these criteria from time to time.

Stockholder Nominations

The Nominating Committee will consider director candidates recommended by our stockholders of record. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not a candidate was recommended by a stockholder of record. Stockholders of record who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at Mitek Systems, Inc., 8911 Balboa Avenue, Suite B, San Diego, California 92123, Attn: Corporate Secretary no later than 120 days in advance of the annual meeting of stockholders. Such recommendations should provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in a solicitation of proxies pursuant to Regulation 14A under the Exchange Act.

Evaluating Nominees for Director

Our Nominating Committee considers director candidates that are suggested by members of the committee, other members of the Board, members of management, advisors and our stockholders who submit recommendations in accordance with the requirements set forth above. The Nominating Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating Committee evaluates all nominees for director under the same approach whether they are recommended by stockholders or other sources.

The Nominating Committee reviews candidates for director nominees in the context of the current composition of the Board and committees of the Board, the operating requirements of the Company and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee considers the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board, the committees of the Board and the Company, to maintain a balance of knowledge, experience, diversity and capability. In addition, the Nominating Committee seeks candidates with significant experience in the Company’s targeted markets. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Board, the committees of the Board and the Company during their respective terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating Committee will also determine whether the nominee meets the minimum director qualifications set forth above, has at least the same level of education and experience as the Company’s then-current directors, and whether such nominee is independent for NASDAQ purposes, which determination will be based upon applicable NASDAQ listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating Committee focuses on whether the nominees can contribute varied perspectives, skills, experiences and expertise to the Board.

The Nominating Committee will evaluate each proposed director’s candidacy, including proposed candidates recommended by security holders and recommend whether the Board should nominate such proposed director candidate for election by our stockholders.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group or a specified committee or group of directors, including the non-employee directors as a group, at the following address: Mitek Systems, Inc., 8911 Balboa Avenue, Suite B, San Diego, California 92123, Attn: Board of Directors. We will receive and process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics or request general information about the Company.

Non-Employee Director Compensation

Our non-employee directors receive $3,000 for each regularly scheduled Board meeting attended, except for our Chairman, who receives an annual retainer of $100,000 in lieu of a per meeting fee. In addition, each of our non-employee directors receives $1,000 for each committee meeting attended. We also reimburse our non-employee directors for their reasonable expenses incurred in attending Board and committee meetings. Members of the Board who are also employees of the Company receive no compensation for their services as a director.

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the members of the Board for the fiscal year ended September 30, 2013:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards (3)	All Other Compensation ($)(4)	Total Compensation ($)
Vinton P. Cunningham	$16,000	$58,500	$—	$74,500
Gerald I. Farmer, Ph.D.	$18,000	$58,500	$—	$76,500
Bruce E. Hansen(2)	$12,000	$166,500	$—	$178,500
Alex W. “Pete” Hart	$14,000	$58,500	$—	$72,500
John M. Thornton	$100,000	$58,500	$47,146	$205,646
Sally B. Thornton	$12,000	$58,500	$—	$70,500

(1)	James B. DeBello, a director, our President and Chief Executive Officer and a named executive officer, is not included in this table as he is an employee of the Company and therefore receives no compensation for his service as a director. Mr. DeBello’s compensation is included in the “Summary Compensation Table” below.
(2)	Mr. Hansen joined the Board in October 2012.
(3)	The amounts shown under the “Stock Awards” column represent the aggregate grant date fair value of RSUs granted to each non-employee director computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 4 to our financial statements included in our Form 10-K filed with the SEC on December 12, 2013
(4)	Represents medical, dental and group term life insurance premiums paid on behalf of Mr. Thornton.

INFORMATION REGARDING OUR EXECUTIVE OFFICERS

The officers of the Company serve at the pleasure of the Board. The following table includes the names and certain information about our executive officers:

Name	Age	Position
James B. DeBello	55	President and Chief Executive Officer and Director
Russell C. Clark	45	Chief Financial Officer and Secretary
Michael E. Diamond	49	Chief Revenue Officer
Michael S. Strange	47	Chief Technology Officer
Scott R. Carter	44	Chief Marketing Officer

Russell C. Clark. Mr. Clark has served as our Chief Financial Officer since October 2011 and as our Secretary since February 2013. Prior to joining Mitek, from July 2006 to June 2011, Mr. Clark served in various roles, most recently Senior Vice President, Finance, at Epicor Software Corporation, a leading global provider of enterprise business software solutions for midmarket-sized companies. While at Epicor, he provided financial leadership in connection with raising growth capital, consummating acquisitions, better aligning Epicor’s operating expenses with its revenues and executing the sale of Epicor to APAX Partners, a private equity firm. From August 2004 to June 2006, he served as Chief Accounting Officer at Peregrine Systems, Inc., a global provider of enterprise software for information technology service and asset management, where he provided financial leadership in connection with the successful turn-around of Peregrine and its sale to Hewlett-Packard Company. From August 2002 to August 2004, he served as Vice President, Finance and Corporate Controller of FICO (formerly Fair Isaac Corporation), a global provider of enterprise analytic software solutions and credit scores, where he was a key member of the team that consummated the merger of FICO and HNC Software Inc., a global provider of enterprise analytic software, and was responsible for integrating the operations of those companies following the merger, as well as playing a key role in other acquisitions. From January 2000 to August 2002, Mr. Clark served in various roles, including as Senior Vice President, Corporate Finance, at HNC Software. From August 1990 to January 2000, Mr. Clark began his career at PricewaterhouseCoopers LLP, where he most recently served as a senior manager in the technology industry group. Mr. Clark earned a bachelor’s degree in business administration with an emphasis in accounting with highest distinction from The University of Iowa and is a certified public accountant.

Michael E. Diamond. Mr. Diamond has served as our Chief Revenue Officer since September 2013, and from June 2012 until September 2013 he served as our Senior Vice President, Sales and Business Development. Prior to joining Mitek, from March 2008 to June 2012, Mr. Diamond served as Senior Vice President, Business Development, at Obopay Corporation, a global mobile payments company. From July 2004 to March 2008, he served as a Business Unit Executive at IBM Corporation. From January 2001 to July 2004, Mr. Diamond served as Vice President, Business and Corporate Development, at Alphablox Corporation, a provider of software for web-based enterprise analytics, and was directly involved in shaping and driving Alphablox’s acquisition by IBM Corporation. From November 1999 to January 2001, Mr. Diamond served in various roles, including Senior Vice President Business Development/General Manager, Latin America and Japan, at S1 Corporation, an online financial services provider. From March1996 to November 1999, Mr. Diamond served in various management roles, including as Director, Channel Sales, at Edify Corporation, a provider of interactive voice response and online financial services software. Mr. Diamond earned a bachelor’s degree in business administration with an emphasis in international business from St. Norbert College.

Michael S. Strange. Mr. Strange has served as our Chief Technology Officer since July 2012. From July 2010 to July 2012, he served as Chief Technology Officer at Green Dot Corporation, a provider of prepaid debit card products and prepaid card reloading services. From November 2007 to July 2010, Mr. Strange served in several leadership roles, including General Manager, at Neudesic LLC, a Microsoft National Systems Integrator and Gold ISV Partner. Prior to November 2007, Mr. Strange served as Partner at Computer Sciences Corporation, a global leader in technology solutions and services, Senior Vice President of Information

Technology at William O’Neil & Company, a specialty investment management company, Partner at KPMG Consulting/BearingPoint, a multinational management and technology consulting firm, and in numerous other technology leadership positions, including project management, systems integration, strategic planning and architectural design. Mr. Strange earned a bachelor’s degree in computer science from Massachusetts Institute of Technology.

Scott R. Carter. Mr. Carter has served as our Chief Marketing Officer since July 2013. From March 2010 to June 2013, Mr. Carter served as Senior Vice President, Global Analytics and Fraud Solutions, at Experian Information Solutions, Inc., a provider of credit information, analytical tools, and marketing services to organizations and consumers. Prior to that, Mr. Carter served in various other management roles while at Experian, including Senior Vice President, Sales Excellence and Global Marketing from March 2008 to March 2010, Senior Vice President, Decision Analytics Sales and Consulting (North America) from April 2007 to March 2008 and Vice President, Fraud Solutions Sales (North America) from January 2005 to April 2007. Prior to 2005, Mr. Carter held senior leadership roles at leading financial services organizations including First Union Bank, FICO and HNC Software. Mr. Carter holds a bachelor’s degree and an MBA from The University of Delaware, Lerner College of Business and Economics.

There are no family relationships among any of our executive officers. There currently are no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended September 30, 2013 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amounts and forms of compensation and the compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Company Highlights

Our financial and operational performance for the fiscal year ended September 30, 2013 reflected our continued efforts to increase our top-line performance, while managing our costs and improving our margins. Our 2013 fiscal year highlights include:

•	increased total revenue by 63% to $14.8 million;

•	total shareholder return of 60%;

•	increased the number of financial institutions with agreements to deploy our Mobile Deposit® product by 152% to 1,420 financial institutions as of September 30, 2013;

•	diversification of our product portfolio, adding Mobile Photo Bill Pay®, Mobile Balance Transfer™ and Mobile Photo Account Opening™; and

•	issuance of five additional patents, bringing our total number of issued patents to 17.

Named Executive Officers

As required by SEC rules, this Compensation Discussion and Analysis discusses compensation decisions with respect to our Chief Executive Officer, Chief Financial Officer and the three most highly paid executive officers for the 2013 fiscal year other than the Chief Executive Officer and the Chief Financial Officer. We refer to these executive officers collectively in this Compensation Discussion and Analysis and the related compensation tables as the “named executive officers.” For the fiscal year ended September 30, 2013, the named executive officers were:

•	James B. DeBello, our President and Chief Executive Officer (“CEO”);

•	Russell C. Clark, our Chief Financial Officer and Secretary (“CFO”);

•	Michael E. Diamond, our Chief Revenue Officer (“CRO”);

•	Michael S. Strange, our Chief Technology Officer (“CTO”); and

•	Scott R. Carter, our Chief Marketing Officer (“CMO”).

Compensation Philosophy and Objectives

Our compensation philosophy is built upon the principles of pay for performance, shared ownership and alignment with the long-term interests of our stockholders. We believe that every aspect of our compensation programs, including the mix of short-term and long-term cash and equity payments, should enhance the Company’s ability to maximize stockholder value over time. Our specific objectives consistent with that philosophy are to:

•	align our executive officers’ compensation with our business objectives and the interests of our stockholders;

•	foster a goal-oriented, highly motivated management team whose participants have a clear understanding of our business objectives and shared corporate values; and

•	enable us to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment.

To meet these objectives, the Compensation Committee has designed a compensation program that combines “fixed” forms of compensation, such as base salaries and certain other benefits, with “at-risk” forms of compensation, such as performance-based annual bonuses, based upon the achievement of corporate and individual goals established by the Compensation Committee, and long-term equity incentive awards, which reward increasing the long-term value of the Company. While our objectives guide the development of our compensation programs, we may alter our programs and practices according to the evolving needs of the Company, within the constraints of any agreements in place with individual employees.

Process for Establishing Compensation

Role of the Compensation Committee

The current members of the Compensation Committee are Mr. Hart, Mr. Farmer and Mr. Hansen. Each of these individuals qualifies as (i) an “independent director” under the requirements of NASDAQ listing rules, (ii) a “non-employee director” under Rule 16b-3 of the Exchange Act and (iii) an “outside director” under Section 162(m). The Compensation Committee is responsible for monitoring the performance and compensation of our named executive officers, reviewing compensation plans and administering our incentive plans. The Compensation Committee operates under a written charter.

Historically, in making its determinations with respect to executive compensation, the Compensation Committee has considered compensation data collected by our CEO (as described below), data informally collected by the Compensation Committee members from various other technology companies and data collected from research regarding the pay practices at similar companies. The Compensation Committee has also relied on its members’ business judgment and collective experience with respect to compensation practices at other companies in the technology sector. The Compensation Committee determines subjectively what it believes to be the appropriate level and mix of the various compensation components. The Compensation Committee does not delegate any of its functions to others in determining executive compensation and has the specific responsibility of approving the compensation of our named executive officers; however, the Compensation Committee’s determinations with respect to executive compensation are subject to the final approval of the Board.

Role of Executive Officers

The Compensation Committee considers recommendations from Mr. DeBello, our President and Chief Executive Officer, in determining executive compensation. While Mr. DeBello discusses his recommendations with the Compensation Committee, he does not participate in determining his own compensation. In making his recommendations, Mr. DeBello has access to compensation data of publicly traded companies that was obtained from publicly available SEC filings. None of our other executive officers participates in the Compensation Committee’s discussions regarding executive compensation.

Components of Executive Compensation

The Company’s executive compensation program consists of the following elements:

•	base salary;

•	annual bonuses;

•	equity-based incentives;

•	other benefits; and

•	severance and change of control plans.

Base Salary. We provide a base salary to our named executive officers and other employees to compensate them for services rendered on a day-to-day basis during the fiscal year. Base salary will typically be used to recognize the experience, skills, knowledge and responsibilities required of each named executive officer, and should reflect individual performance related to our overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with performance reviews.

Generally, the initial base salaries of our executive officers are established through arm’s-length negotiation at the time the individual executive officer is hired, taking into account his or her qualifications, experience and prior salary level. Thereafter, the Compensation Committee reviews and recommends adjustments, as necessary or appropriate, to the base salaries of our executive officers to the Board on an annual basis.

The Compensation Committee typically targets named executive officers’ salaries at a level that is near the median of salaries of executives with similar roles at comparable companies. The Compensation Committee believes that the median for base salaries is the minimum cash compensation level that would allow us to attract and retain talented executives.

All employees’ base salaries are reviewed annually for possible merit increases taking into account the criteria referenced above, but merit increases are not automatic or guaranteed. In recognition of the significant role Mr. DeBello and Mr. Clark continue to play in our financial and operational performance, as well as their strong leadership, and based on its own analysis, the Compensation Committee approved a three percent adjustment to the annual base salary of Mr. DeBello and Mr. Clark for the 2013 fiscal year. The annual base salary for each of Mr. DeBello and Mr. Clark was $396,745 and $231,750, respectively.

Annual Bonus. Our annual bonus plan is one of the key components of the “at-risk” compensation we offer to our executives. We utilize our annual bonus plan to reward performance achievements with a time horizon of one year or less and such plan is intended to motivate and reward our executives for their contributions toward meeting longer-term corporate financial and strategic goals and to align the interests of such executives with those of our stockholders.

The Compensation Committee makes recommendations regarding the annual cash bonuses for all executive officers, which are then reviewed and approved by the Board. These bonuses, if earned, are paid after the end of the fiscal year. Pursuant to the terms of our executive bonus program for the fiscal year ended September 30, 2013 (the “2013 Bonus Plan”), our executives were eligible to earn an annual cash bonus for their contributions to the achievement of corporate and individual goals during the 2013 fiscal year. We paid bonuses earned pursuant to the 2013 Bonus Plan to our executive officers in November 2013.

Under the 2013 Bonus Plan, annual cash bonuses are computed as a percentage of the participant’s annualized salary earned during the 2013 fiscal year. Our CEO’s bonus target is equal to 80% of his annualized salary. The bonus target for our CFO, CTO, and CMO is equal to 40% of their respective annualized salaries. Our CEO’s bonus is determined at the discretion of the Compensation Committee. For our CFO, CTO and CMO, up to 50% of the bonus target is based upon achievement of the Company’s revenue plan and the remaining 50% of the bonus target is based upon achievement of certain individual performance goals determined by our CEO.

Our CRO is not a participant under the 2013 Bonus Plan. However, our CRO receives commission based upon achievement of the Company’s revenue plan, at a target commission equal to 100% of his annualized base salary and a maximum commission equal to 250% of his annualized base salary. In addition to such commission, our CRO is entitled to receive quarterly and annual cash incentives based upon achievement of the Company’s quarterly and annual revenue plans, in an aggregate amount of up to $80,000.

In developing our annual bonus plan, the Compensation Committee sets targets which it believes reflect the business conditions within our industry and are consistent with achieving our short- and long-term goals. The target achievement levels for our executives with respect to the applicable performance metrics are based on the Board-approved operating plan, which reflects target Company performance for the upcoming fiscal year, and the targets are calibrated such that they are challenging enough to require strong and consistent effort by the executives in order to be achieved.

In making its determination with respect to the achievement of performance objectives, the Compensation Committee considers our CEO’s recommendations with respect to the performance of his direct reports against their individual performance objectives. With respect to all other executive officers, achievement of performance objectives was determined by our CEO and payment was awarded upon approval by the Compensation Committee and the Board. Following the end of the 2013 fiscal year, the Compensation Committee assessed our performance against the corporate performance component and determined that we had achieved 100% of our revenue target. Accordingly, after taking into account the named executive officers’ performance against their respective individual performance goals, the Compensation Committee awarded Mr. DeBello, Mr. Clark, Mr. Strange and Mr. Carter overall bonus payments equaling 100%, 100%, 92.5% and 100%, of the amounts which could be earned at target.

Prior to the 2013 fiscal year, the Board, upon recommendation of the Compensation Committee, awarded annual cash bonuses to our executive officers on a discretionary basis.

Equity-Based Incentives. Our long-term equity-based incentives are another key component of our “at-risk” compensation package and are intended to reward longer-term performance and to help align the interests of our executive officers with those of our stockholders. We believe that long-term performance is achieved through an ownership culture that rewards performance by our executive officers through the use of equity incentives.

Equity-based incentives are granted to our executive officers under the 2012 Plan. Stock options granted under the 2012 Plan generally vest as to 25% of the shares on the one-year anniversary of the date of grant and thereafter in equal monthly installments over three years. RSUs granted under the 2012 Plan may be issued for nominal or no cost and may be granted in consideration of the recipient’s past or future services performed for the Company. RSUs generally vest in equal annual installments over a period of four years from the date of grant.

Typically, the size and form of the initial equity awards for our executive officers have been established through arm’s-length negotiation at the time the individual executive officer was hired. In formulating these awards, the Compensation Committee has considered, among other things, the prospective role and responsibility of the executive officer, the amount of equity-based compensation held by the executive officer at his or her former employer, the cash compensation received by the executive officer, the Compensation Committee’s sense of the competitive market for similar positions, and the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value. Thereafter, the Compensation Committee has reviewed the equity holdings of our executive officers annually and periodically recommended to the Board the grant of equity awards in the form of stock options and/or RSUs to our executive officers to ensure that their overall equity position was consistent with our compensation objectives.

The value of the shares subject to grants to named executive officers during the 2013 fiscal year are reflected in the “Summary Compensation Table” table and further information regarding these grants is reflected in the “Grants of Plan-Based Awards” table and “Outstanding Equity Awards at Fiscal Year End” table below.

Other Benefits. We maintain a 401(k) plan that allows participating employees to contribute a percentage of their salary, subject to Internal Revenue Service annual limits, on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code. The Board may, at its sole discretion, approve matching contributions by the Company. During fiscal years ended September 2013, 2012 and 2011, the Board did not approve any Company matching contributions to the plan.

In addition, we provide health care, dental, vision and life insurance, employee assistance plans, long-term disability and accidental death and dismemberment benefits to all full-time employees, including our named executive officers. These benefits are available to all employees, subject to applicable laws. We believe these benefits are consistent with benefits of companies with which we compete for employees.

Severance and Change of Control Plans. The Compensation Committee provides our executives with severance and change of control protection when it determines that such protection is necessary to attract or retain an executive. Under the terms of their respective executive severance and change of control plans, each named executive officer is entitled to receive certain severance payments and benefits in the event that he is terminated without cause or resigns for good reason and/or is terminated in connection with a change of control of the Company, subject in all cases to certain conditions. The severance payments and benefits that are payable under these plans are further described below in the section entitled “Potential Payments Upon Termination or Change of Control.”

Executive Compensation for the 2014 Fiscal Year

Process of Establishing Compensation—Role of Compensation Consultant

In designing compensation programs and determining compensation levels for our named executive officers for the 2014 fiscal year, the Compensation Committee retained the services of Barney & Barney LLC (the “Compensation Consultant”) to formulate a report and make recommendations to the Compensation Committee regarding our compensation programs and executive compensation levels for the 2014 fiscal year. The Chairman of the Compensation Committee worked directly with the Compensation Consultant to determine the scope of the work needed to assist the Compensation Committee in its decision-making processes. In connection with its engagement, the Compensation Consultant provided the Compensation Committee with benchmark comparative data for our named executive officers with respect to base salaries, discretionary annual bonuses, equity-based incentives and severance. The Compensation Committee has assessed the independence of the Compensation Consultant and determined that no conflict of interest exists under the rules established by the SEC. The Compensation Committee reviews the independence of its advisors, including the Compensation Consultant, annually.

Components of Executive Compensation

Base Salary. Based on input from the Compensation Consultant, the Compensation Committee approved a three percent increase in the base salaries for each of our named executive officers for the 2014 fiscal year, consistent with market trends and practices.

Annual Bonus. On December 16, 2013, the Board, based upon the recommendation of the Compensation Committee, approved the Company’s executive bonus program for the fiscal year ending September 30, 2014 (the “2014 Bonus Plan”). Pursuant to the terms of the 2014 Bonus Plan, the Company’s CEO, CFO, CTO and CMO will be eligible to receive cash bonuses based upon the achievement of certain corporate and individual performance goals during the 2014 fiscal year. The bonus targets under the 2014 Bonus Plan are consistent with the 2013 Bonus Plan, with our CEO having a bonus target equal to 80% of his annualized salary, and our CFO, CTO and CMO each having a bonus target equal to 40% of their respective annualized salaries.

Our CEO’s bonus under the 2014 Bonus Plan will be determined at the discretion of the Compensation Committee. However, for our CFO, CTO and CMO, up to 75% of the bonus target is based upon achievement of two financial metrics, revenue and adjusted net income, and the remaining 25% of the bonus target is based upon achievement of certain individual performance goals. The maximum bonus payable to our CFO, CTO and CMO is 150% of their respective bonus targets.

Equity-Based Incentives. The Board, based upon the recommendation of the Compensation Committee, approved the following RSU grants for the fiscal year ending September 30, 2014: Mr. DeBello—107,495; Mr. Clark—37,727; Mr. Diamond—56,930; Mr. Strange—28,217 and Mr. Carter—6,783.

Tax Considerations

Section 162(m) generally disallows a tax deduction for compensation in excess of $1.0 million paid to certain named executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We generally intend to structure the performance-based portion of our executive compensation, when feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. However, the Board may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Risks Related to Compensation Policies and Practices

The Compensation Committee has considered whether the Company’s overall compensation program for its employees creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted and the uniformity of compensation policies across the Company, which the Compensation Committee regards as setting an appropriate level of risk taking for the Company. We also believe the Company’s internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to a harmful long-term business transaction in exchange for short-term compensation benefits.

Hedging Prohibition

As part of our insider trading policy, without the prior approval of our CFO, our executives and directors are prohibited from short selling and buying or selling puts and calls on our securities, and from engaging in hedging, forward sale and other similar derivative transactions of our securities.

Summary Compensation Table

The following table sets forth certain information regarding the compensation earned by each of our named executive officers during the fiscal years ended September 30, 2013, 2012 and 2011:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total Compensation ($)
James B. DeBello	2013	$396,745		$2,750	(4)	—	$172,605	$317,396	$774		$890,270
President & CEO	2012	$385,189		$115,557		$368,330	$760,954	—	$414		$1,630,444
	2011	$353,539		$352,172	(5)	—	$912,057	—	$1,429		$1,619,197

Russell C. Clark	2013	$231,750		—		$11,700	$86,303	$92,700	$270		$422,723
Chief Financial Officer	2012	$215,481	(6)	$56,250		$184,170	$1,616,083	—	$180		$2,072,164

Michael E. Diamond	2013	$175,000		—		—	$23,014	$314,741	$225		$512,980
Chief Revenue Officer	2012	$47,788	(7)	$51,421		$97,250	$471,000	—	$113		$667,572

Michael S. Strange	2013	$260,000		$3,000	(8)	—	$23,014	$96,200	$58,791	(9)	$441,005
Chief Technology Officer	2012	$55,000	(10)	$42,063		$105,250	$724,310	—	$2,944	(11)	$929,567

Scott R. Carter	2013	$57,692	(12)	—		$226,400	$891,326	$25,000	$71,367	(13)	$1,271,785
Chief Marketing Officer

(1)	The amounts shown under the “Stock Awards” column and the “Option Awards” column represent the aggregate grant date fair value of RSUs and option awards, respectively, granted to each named executive officer in the year indicated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”). A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 4 to our financial statements included in our Form 10-K filed with the SEC on December 12, 2013.
(2)	The amounts shown under the “Non-Equity Incentive Plan Compensation” column represent (a) the annual cash bonuses earned by Messrs. DeBello, Clark, Strange and Carter pursuant to the 2013 Bonus Plan and (b) with respect to Mr. Diamond, the aggregate commissions earned under the commission plan described above.
(3)	Represents group term life insurance premiums paid on behalf of our named executive officers in the fiscal years ended September 30, 2013, 2012 and 2011, unless otherwise noted.
(4)	Represents a bonus of $2,750 with respect to a patent we filed in the 2013 fiscal year.
(5)	Represents (a) a discretionary bonus approved by the Board of $350,172; and (b) a bonus of $2,000 with respect to a patent we filed in the 2011 fiscal year.
(6)	Mr. Clark’s employment commenced on October 11, 2011 at an annual base salary of $225,000.
(7)	Mr. Diamond’s employment commenced on June 18, 2012 at an annual base salary of $175,000.
(8)	Represents a bonus of $3,000 with respect to a patent we filed in the 2013 fiscal year.
(9)	Represents (a) $58,521 related to relocation costs; and (b) $270 related to group term life insurance premiums paid on his behalf.
(10)	Mr. Strange’s employment commenced on July 9, 2012 at an annual base salary of $260,000.
(11)	Represents (a) $2,831 related to relocation costs; and (b) $113 related to group term life insurance premiums paid on his behalf.
(12)	Mr. Carter’s employment commenced on July 1, 2013 at an annual base salary of $250,000.
(13)	Represents (a) $71,276 related to relocation costs; and (b) $91 related to group term life insurance premiums paid on his behalf.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to each of our named executive officers during the fiscal year ended September 30, 2013:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
		Targeted	Maximum
James B. DeBello	—	$317,396	—	—	—	—	—
	11/16/2012	—	—	—	75,000	$2.34	$172,605
Russell C. Clark	—	$92,700	—	—	—	—	—
	11/16/2012	—	—	—	37,500	$2.34	$86,303
	11/16/2012	—	—	5,000	—	—	$11,700
Michael E. Diamond	—	$255,000	$517,500	—	—	—	—
	11/16/2012	—	—	—	10,000	$2.34	$23,014
Michael S. Strange	—	$104,000	—	—	—	—	—
	11/16/2012	—	—	—	10,000	$2.34	$23,014
Scott R. Carter	—	$25,000	—	—	—	—	—
	7/1/2013	—	—	—	160,000	$5.66	$891,326
	7/1/2013	—	—	40,000	—	—	$226,400

(1)

Mr. DeBello Mr. Clark, Mr. Strange and Mr. Carter were participants in the 2013 Bonus Plan and were eligible to receive cash bonuses based on the achievement of certain corporate and individual performance goals, as described above under the section entitled “Compensation Discussion and Analysis—Components of Executive Compensation”. The target payments under the 2013 Bonus Plan were based on achieving the targeted level of performance and ranged from 40% to 80% of the annual base salary for each participating officer. With respect to Mr. Diamond, the aggregate target commission is equal to 100% of his annualized base salary and a maximum commission equal to 250% of his annualized base salary, plus quarterly and annual cash incentives based upon achievement of the Company’s quarterly and annual revenue plans, in an aggregate amount of up to $80,000. With respect to Mr. Carter, the amount shown represents his target payment prorated from his employment start date of July 1, 2013.
(2)	RSUs vest in equal annual installments over a period of four years from the date of grant.
(3)	Stock options granted under the 2012 Plan generally vest as to 25% of the shares on the one-year anniversary of the date of grant and thereafter in equal monthly installments over three years.
(4)	In accordance with the terms of our stock plans, the per share exercise price of stock options awarded is equal to the per share closing price of our common stock on the NASDAQ Capital Market on the date of grant.
(5)	The amounts disclosed in the “Grant Date Fair Value of Stock and Option Awards” column are equal to the aggregate grant date fair value of each RSU and stock option award computed in accordance with ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 4 to our financial statements included in our Form 10-K filed with the SEC on December 12, 2013.

Narrative Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table

For a narrative discussion of the Summary Compensation Table and the Grants of Plan-Based Awards table, see the footnotes to the tables as well as the Compensation Discussion and Analysis. In addition, below is a description of the material compensation-related terms of all employment arrangements in effect during the fiscal year ended September 30, 2013 with our named executive officers, including annual base salaries during the fiscal year ended September 30, 2013. For a description of the payments and benefits that would be provided to our named executive officers in connection with a termination of their employment or a change of control, see the section below entitled “Potential Payments Upon Termination or Change of Control”.

James B. DeBello

Other than as described below under the section entitled “Potential Payments Upon Termination or Change of Control,” we do not have a separate employment agreement with our CEO, Mr. DeBello.

Russell C. Clark

In October 2011, we entered into a letter agreement with Russell C. Clark, our Chief Financial Officer. Mr. Clark’s annual base salary is $231,750, and he is eligible to participate in the Company’s annual bonus plan, the Company’s 401(k) plan and the health, disability, insurance and other plans made available generally to our other salaried employees. Mr. Clark is also entitled to receive certain severance payments and benefits in the event that his employment is terminated by us without cause, by him for good reason or in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”

Michael E. Diamond

In June 2012, we entered into a letter agreement with Michael E. Diamond, our Chief Revenue Officer. Mr. Diamond’s annual base salary is $175,000 and he is paid under a commission plan with a target equal to 100% of his annualized salary, subject to a maximum commission equal to 250% of his annualized salary, based upon achievement of the Company’s annual revenue plan. This plan also provides for additional quarterly and annual cash incentives based upon achievement of the Company’s quarterly and annual revenue plans, up to an aggregate of $80,000. Mr. Diamond is eligible to participate in the Company’s 401(k) plan and the health, disability, insurance and other plans made available generally to our other salaried employees. Mr. Diamond is also entitled to receive certain severance payments and benefits in the event that his employment is terminated by us without cause or by him for good reason in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”

Michael S. Strange

In June 2012, we entered into a letter agreement with Michael S. Strange, our Chief Technology Officer. Mr. Strange’s annual base salary is $260,000, and he is eligible to participate in the Company’s annual bonus plan, the Company’s 401(k) plan and the health, disability, insurance and other plans made available generally to our other salaried employees. Mr. Strange is also entitled to receive certain severance payments and benefits in the event that his employment is terminated by us without cause, by him for good reason or in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”

Scott R. Carter

In May 2013, we entered into a letter agreement with Scott R. Carter, our Chief Marketing Officer. Mr. Carter’s annual base salary is $250,000 and he is eligible to participate in the Company’s annual bonus plan, the Company’s 401(k) plan and the health, disability, insurance and other plans made available generally to our other salaried employees. Mr. Carter is also entitled to receive certain severance payments and benefits in the event that his employment is terminated by us without cause or by him for good reason in connection with a change of control, as discussed below under the section entitled “Potential Payments Upon Termination or Change of Control.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of September 30, 2013:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock Not Yet Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
James B. DeBello	100,000		—	—	$0.80	10/19/15	—	—
President & CEO	100,000		—	—	$0.82	11/18/15	—	—
	150,000		—	—	$1.10	07/10/16	—	—
	250,000		—	—	$0.79	02/24/20	—	—
	202,198	(3)	154,632	—	$2.60	11/15/20	—	—
	39,581	(4)	60,419	—	$11.05	02/22/22	—	—
	—	(5)	—	—	—	—	25,000	$129,000
	—	(6)	75,000	—	$2.34	11/16/22	—	—
Russell C. Clark	127,776	(7)	72,224	—	$9.97	10/11/21	—	—
Chief Financial	26,390	(8)	23,610	—	$11.05	02/22/22	—	—
Officer	—	(5)	—	—	—	—	12,501	$64,505
	—	(6)	37,500	—	$2.34	11/16/22	—	—
	—	(9)	—	—	—	—	5,000	$25,800
Michael E. Diamond	54,688	(10)	120,312	—	$3.89	06/29/22	—	—
Chief Revenue	—	(11)	—	—	—	—	18,750	$96,750
Officer	—	(6)	10,000	—	$2.34	11/16/22	—	—
Michael S. Strange	51,042	(12)	123,958	—	$4.21	07/09/22	—	—
Chief Technology	—	(13)	—	—	—	—	18,750	$96,750
Officer	—	(6)	10,000	—	$2.34	11/16/22	—	—
Scott R. Carter	—	(14)	160,000	—	$5.66	07/01/23	—	—
Chief Marketing	—	(15)	—	—	—	—	40,000	$206,400
Officer

(1)	The option awards expire 10 years from the date of grant, subject to earlier expiration in connection with a termination of employment.
(2)	The closing price of our common stock on the NASDAQ Capital Market as of September 30, 2013 was $5.16 per share.
(3)	The shares subject to the option award vest in equal monthly installments from November 15, 2010, the date of grant, and will be fully vested on November 15, 2015.
(4)	The shares subject to the option award vest over a period of four years from February 22, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and will be fully vested on February 22, 2016.
(5)	The shares subject to the RSU award vest over a period of four years from February 22, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on February 22, 2016.
(6)	The shares subject to the option award vest over a period of four years from November 16, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and will be fully vested on November 16, 2016.
(7)	The shares subject to the option award vest in equal monthly installments from October 11, 2011, the date of grant, and will be fully vested on October 11, 2014.
(8)	The shares subject to the option award vest in equal monthly installments from February 22, 2012, the date of grant, and will be fully vested on February 22, 2015.
(9)	The shares subject to the RSU award vest over a period of four years from November 16, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on November 16, 2016.
(10)	The shares subject to the option award vest over a period of four years from June 29, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and will be fully vested on June 29, 2016.
(11)	The shares subject to the RSU award vest over a period of four years from June 29, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on June 29, 2016.
(12)	The shares subject to the option award vest over a period of four years from July 9, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and will be fully vested on July 9, 2016.
(13)	The shares subject to the RSU award vest over a period of four years from July 9, 2012, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on July 9, 2016.
(14)	The shares subject to the option award vest over a period of four years from July 1, 2013, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments, and will be fully vested on July 1, 2017.
(15)	The shares subject to the RSU award vest over a period of four years from July 1, 2013, the date of grant, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and thereafter in equal annual installments, and will be fully vested on July 1, 2017.

Option Exercises and Stock Vested

The following table sets forth information regarding exercises of stock options and vesting of RSUs for our named executive officers for the fiscal year ended September 30, 2013:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting		Value Realized on Vesting(2)
James B. DeBello	33,520	$129,722	—		—
	45,703	$176,414	—		—
	82,131	$321,132	—		—
	319,000	$1,473,780	—		—
	—	—	8333	(3)	$38,248
	190,022	$573,866	—		—
	48,624	$148,303	—		—
Russell C. Clark	—	—	4166	(4)	$19,122
Michael E. Diamond	—	—	6250	(5)	$36,125
Michael S. Strange	—	—	6250	(6)	$35,688
Scott R. Carter	—	—	—		—

(1)	The value realized equals the number of shares acquired on exercise multiplied by the difference between the per share closing price of the Company’s common stock on the date of exercise and the per share exercise price of the option.
(2)	The value realized equals the number of shares vested multiplied by the per share closing price of the Company’s common stock on the date of vesting.
(3)	Includes 3,114 shares tendered to us for payment of payroll tax obligations.
(4)	Includes 1,819 shares tendered to us for payment of payroll tax obligations.
(5)	Includes 2,335 shares tendered to us for payment of payroll tax obligations.
(6)	Includes 2,280 shares tendered to us for payment of payroll tax obligations.

Potential Payments Upon Termination or Change of Control

James B. DeBello

On February 28, 2011, we entered into an Executive Severance and Change of Control Plan with James B. DeBello, our President and Chief Executive Officer (the “DeBello Severance Plan”).

Under the terms of the DeBello Severance Plan, if we terminate Mr. DeBello’s employment without Cause (as defined below) or if Mr. DeBello terminates his employment for Good Reason (as defined below), Mr. DeBello will be entitled to receive: (i) a lump-sum cash amount equal to his then-current annual base salary; (ii) a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans; and (iii) accelerated vesting of 50% of all outstanding equity awards then held by Mr. DeBello.

In addition, the DeBello Severance Plan provides that in the event of a Change of Control (as defined below) of the Company, Mr. DeBello will be entitled to receive: (i) a cash amount equal to two times his then-current annual base salary, payable in accordance with the terms of the DeBello Severance Plan; and (ii) accelerated vesting of 100% of all outstanding equity awards then held by Mr. DeBello. If Mr. DeBello is terminated without Cause or terminates his employment for Good Reason at any time within two months prior to or 24 months following a Change of Control, Mr. DeBello will be entitled to receive a lump-sum cash amount equal to 24 months of premium payments for continuation coverage under the Company’s health plans. As of September 30, 2012, no such termination or Change of Control event had occurred that required the Company to make an accrual related to the DeBello Severance Plan in the financial statements included in the Form 10-K.

The timing of severance payments and benefits under the DeBello Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A of the Code (“Section 409A”). The DeBello Severance Plan also provides that such severance payments and benefits are generally subject to certain gross-up provisions in the event that they are characterized as “excess parachute payments” within the meaning of Section 280G of the Code (“Section 280G”).

Russell C. Clark

On October 11, 2011, we entered into an Executive Severance and Change of Control Plan (the “Clark Severance Plan”) with Russell C. Clark, our Chief Financial Officer.

The Clark Severance Plan provides that if we terminate Mr. Clark’s employment without Cause or if Mr. Clark terminates his employment for Good Reason, he will be entitled to receive: (i) a lump-sum cash amount equal to his then-current annual base salary; (ii) a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans; and (iii) accelerated vesting of 50% of all outstanding equity awards then held by Mr. Clark. If Mr. Clark is terminated without Cause or terminates his employment for Good Reason at any time within two months prior to a Change of Control, he will be entitled to receive the benefits set forth above, except that his outstanding equity awards will vest 100%.

In addition, the Clark Severance Plan provides that in the event of a Change of Control of the Company, Mr. Clark will be entitled to receive: (i) a cash amount equal to his then-current annual base salary, payable in accordance with the terms of the Clark Severance Plan; and (ii) accelerated vesting of 100% of all outstanding equity awards then held by Mr. Clark. In addition, if Mr. Clark is terminated without Cause or terminates his employment for Good Reason at any time within 24 months following a Change of Control, Mr. Clark will be entitled to receive a lump-sum cash amount equal to 12 months of premium payments for continuation coverage under the Company’s health plans.

The timing of severance payments and benefits under the Clark Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A. The Clark Severance Plan also provides that such severance payments and benefits are generally subject to certain gross-up provisions in the event that they are characterized as “excess parachute payments” within the meaning of Section 280G.

Michael E. Diamond

On June 27, 2012, we entered into an Executive Change of Control Plan (the “Diamond Severance Plan”) with Michael E. Diamond, our Chief Revenue Officer.

The Diamond Severance Plan provides that in the event we terminate Mr. Diamond’s employment without Cause or if Mr. Diamond terminates his employment for Good Reason, in each case within 12 months after the consummation of a Change of Control of the Company, he will be entitled to receive: (i) a lump-sum cash amount equal to his then-current annual base salary; (ii) a cash payment, for a period of up to 12 months following the effective date of termination, equal to the amount of premium payments for continuation coverage under the Company’s health plans; and (iii) accelerated vesting of all outstanding equity awards then held by Mr. Diamond, and all such equity awards shall remain exercisable for a period of 90 days from the date of such termination of employment.

The timing of severance payments and benefits under the Diamond Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A.

Michael S. Strange

On July 15, 2012, we entered into an Executive Severance and Change of Control Plan (the “Strange Severance Plan”) with Michael S. Strange, our Chief Technology Officer.

The Strange Severance Plan provides that if we terminate Mr. Strange’s employment without Cause or if Mr. Strange terminates his employment for Good Reason, he will be entitled to receive: (i) salary continuation for up to six months from the effective date of termination of employment at an amount equal to his then-current base salary; and (ii) a cash payment, for a period of up to 6 months from the effective date of termination, equal to the amount of premium payments for continuation coverage under the Company’s health plans. In addition, the Strange Severance Plan provides that in the event we terminate Mr. Strange’s employment without Cause or Mr. Strange terminates his employment for Good Reason, in each case within 12 months after the consummation of a Change of Control of the Company, he will be entitled to receive: (i) a lump-sum cash amount equal to his then-current annual base salary; (ii) a cash payment, for a period of up to 12 months following the effective date of termination, equal to the amount of premium payments for continuation coverage under the Company’s health plans; and (iii) accelerated vesting of all outstanding equity awards then held by Mr. Strange, and all such equity awards shall remain exercisable for a period of 90 days from the date of such termination of employment.

The timing of severance payments and benefits under the Strange Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A.

Scott R. Carter

On May 17, 2013, we entered into an Executive Change of Control Plan (the “Carter Severance Plan”) with Scott R. Carter, our Chief Marketing Officer.

The Carter Severance Plan provides that in the event we terminate Mr. Carter’s employment without Cause or if Mr. Carter terminates his employment for Good Reason, in each case within 12 months after the consummation of a Change of Control of the Company, he will be entitled to receive: (i) a lump-sum cash amount equal to his then-current annual base salary; (ii) a cash payment, for a period of up to 12 months following the effective date of termination, equal to the amount of premium payments for continuation coverage under the Company’s health plans; and (iii) accelerated vesting of all outstanding equity awards then held by Mr. Carter, and all such equity awards shall remain exercisable for a period of 90 days from the date of such termination of employment.

The timing of severance payments and benefits under the Carter Severance Plan may be deferred to avoid incurring additional taxes and penalties pursuant to Section 409A.

For purposes of each of the foregoing severance plans:

•

“Cause” generally means: (i) any material failure on the part of the executive to faithfully and professionally carry out his duties, subject to a 10-day cure period; (ii) the executive’s dishonesty or other willful misconduct, if such dishonesty or other willful misconduct is intended to or likely to materially injure the business of the Company; (iii) the executive’s conviction of any felony or of any other crime involving moral turpitude; (iv) the executive’s insobriety or illegal use of drugs, chemicals or controlled substances in the course of performing his duties and responsibilities or otherwise materially affecting his ability to perform the same; and (v) any wanton or willful dereliction of duties by the executive.

•

“Good Reason” generally means: (i) the Company’s breach of any of the material terms of the severance plan; (ii) the Company’s relocating its offices at which the executive is initially principally employed to a location more than 50 miles from both the executive’s residence and the offices of the Company, and that reassignment materially and adversely affects the executive’s commute and the executive is required to commute to such location without the executive’s written consent; (iii) a material diminution in the executive’s duties or responsibilities or conditions of employment from those in effect on the effective date of the severance plan; (iv) any reductions which, in the aggregate, are more than 10% of the executive’s base salary in effect when any reduction is first imposed without the executive’s consent (other than such a reduction or reductions applicable generally to other senior executives of the Company); provided, however, that the executive must provide the Company with written notice of the executive’s intent to terminate his employment and a description of the event which the executive believes constitutes Good Reason within 60 days after the initial existence of the event, subject to a 30-day cure period in favor of the Company, and if the default is not cured, the executive must terminate within 90 days of the end of the cure period.

•

“Change of Control” generally means the occurrence of any of the following events: (i) any person or group (within the meaning of Section 13(d) or 14(d), as applicable, of the Exchange Act) (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the voting power of our then outstanding securities (“Company Voting Securities”); (ii) the consummation of a share exchange or a merger or consolidation of the Company, where the Persons who were the beneficial owners of Company Voting Securities outstanding immediately prior to such transaction do not beneficially own more than 50% of the voting securities of the Company or the Acquiring Company (as defined in the DeBello Severance Plan) immediately after such transaction in substantially the same proportions as their ownership of Company Voting Securities immediately prior to such transaction; (iii) a sale or other disposition of all or substantially all of our assets; or (iv) such time as the Continuing Directors (as defined in the DeBello Severance Plan) do not constitute at least a majority of the Board (or, if applicable, of the board of directors of a successor to the Company).

The table below estimates the amount of compensation and benefits to be provided to each of our named executive officers in the event of termination of such executive’s employment under certain circumstances. These amounts are estimates of the amounts that would be paid or provided to the executives upon termination of employment or a change of control had the termination occurred on September 30, 2013. The actual amounts can only be determined at the time of such executive’s separation from the Company.

Name	Benefit	Involuntary Termination by the Company Without Cause or Resignation for Good Reason		Change of Control Termination Without Cause or Resignation for Good Reason
James B. DeBello	Base Salary(1)	$396,745		$793,490	(2)
	Equity Plans(3)	$368,179	(4)	$736,358	(5)
	Health Benefits(6)	$20,657		$41,315	(7)
Russell C. Clark	Base Salary(1)	$231,750		$231,750
	Equity Plans(3)	$98,028	(8)	$196,055	(9)
	Health Benefits(6)	$20,643		$20,643
Michael E. Diamond	Base Salary(1)	—		$175,000
	Equity Plans(3)	—		$277,746	(10)
	Health Benefits(6)	—		$20,500
Michael S. Strange	Base Salary(1)	$130,000	(11)	$260,000
	Equity Plans(3)	—		$242,710	(12)
	Health Benefits(6)	$10,876	(13)	$21,752
Scott R. Carter	Base Salary(1)	—		$250,000
	Equity Plans(3)	—		$206,400	(14)
	Health Benefits(6)	—		$20,657

(1)	Represents 100% of the executive’s annual base salary in effect at September 30, 2013, unless otherwise noted.
(2)	Represents twice the amount of the executive’s annual base salary in effect at September 30, 2013.
(3)	The assumed payouts for the accelerated vesting of (a) stock options were calculated by taking the difference between the exercise price of the unvested in-the-money stock option and $5.16, the per share closing price of our common stock on the NASDAQ Capital Market as of September 30, 2013, and multiplying that by the number of stock options that would become vested if the change of control had occurred on September 30, 2013 and (b) RSUs were calculated by multiplying $5.16 by the number of shares of common stock underlying RSUs that would have vested if the change of control had occurred on September 30, 2013.

(4)	Represents only the value of accelerated vesting of 114,816 in-the-money stock options as of September 30, 2013 and 12,500 RSUs.
(5)	Represents only the value of accelerated vesting of 229,632 in-the-money stock options as of September 30, 2013 and 25,000 RSUs.
(6)	Represents estimated payments for continued coverage under the Company’s health plans for up to 12 months, unless otherwise noted.
(7)	Represents estimated payments for continued coverage under the Company’s health plans for up to 24 months.
(8)	Represents only the value of accelerated vesting of 18,750 in-the-money stock options as of September 30, 2013 and 8,751 RSUs.
(9)	Represents only the value of accelerated vesting of 37,500 in-the-money stock options as of September 30, 2013 and 17,502 RSUs.
(10)	Represents only the value of accelerated vesting of 130,312 in-the-money stock options as of September 30, 2013 and 18,750 RSUs.
(11)	Represents half the amount of the executive’s annual base salary in effect at September 30, 2013.
(12)	Represents only the value of accelerated vesting of 133,958 unvested in-the-money stock options as of September 30, 2013 and 18,750 unvested RSUs.
(13)	Represents estimated payments for continued coverage under the Company’s health plans for up to six months.
(14)	Represents only the value of accelerated vesting of 40,000 RSUs.

Compensation Committee Interlocks and Insider Participation

During the 2013 fiscal year, the Compensation Committee consisted of Alex W. “Pete” Hart, Gerald I. Farmer, Ph.D. and Bruce E. Hansen. None of these directors has at any time been an officer of the Company. During the 2013 fiscal year, no interlocking relationship existed between the Board or the Compensation Committee and the board of directors, compensation committee or human resources committee, as appropriate, of any other entity.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of our Board of Directors has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Alex W. “Pete” Hart
Gerald I. Farmer, Ph.D.
Bruce E. Hansen

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table presents information concerning the beneficial ownership of the shares of our common stock as of December 31, 2013, by:

•	each person we know to be the beneficial owner of 5% of more of our outstanding shares of common stock;

•	our named executive officers and current directors; and

•	all of our current executive officers and directors as a group.

Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below. The address for all named executive officers and directors is Mitek Systems, Inc., 8911 Balboa Avenue, Suite B, San Diego, California 92123.

Percentage of beneficial ownership is calculated based on the 30,431,192 shares of common stock outstanding on December 31, 2013. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 31, 2013. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner or Identity of Group	Number of Shares	Percent of Class
Named Executive Officers
James B. DeBello(1)	1,321,005	4.21%
Russell C. Clark(2)	207,903	*
Michael E. Diamond(3)	79,957	*
Michael S. Strange(4)	76,366	*

Directors
John M. and Sally B. Thornton(5)	2,384,544	7.82%
Alex W. “Pete” Hart(6)	182,493	*
Vinton P. Cunningham(7)	107,667	*
Gerald I. Farmer(8)	98,667	*
Bruce E. Hansen(9)	14,078	*
James B. DeBello(1)	1,321,005	4.21%
Directors and Executive Officers as a Group (ten individuals)(10)	4,472,680	14.02%

Five Percent Stockholders
John M. and Sally B. Thornton(5)	2,384,544	7.82%
Zevenbergen Capital Investments(11)	1,607,600	5.28%
Arthur J. Samberg(12)	1,596,300	5.25%

*	Less than 1%.
(1)	Comprised of 407,306 shares of common stock held directly, 905,366 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 31, 2013 and 8,333 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013.

(2)	Comprised of 3,130 shares of common stock held directly, 200,606 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 31, 2013 and 4,167 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013.
(3)	Comprised of 3,915 shares of common stock held directly and 76,042 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 31, 2013.
(4)	Comprised of 3,970 shares of common stock held directly and 72,396 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 31, 2013.
(5)	Comprised of (i) 81,044 shares of common stock held directly and 38,667 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013, in each case held directly by John M. Thornton, (ii) 67,582 shares of common stock held directly and 38,667 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013, in each case held directly by Sally B. Thornton, (iii) 15,000 shares of common stock held by a foundation, of which John M. Thornton and Sally B. Thornton are co-trustees, and (iv) 2,143,584 shares of common stock held by the Thornton Family Trust of 1981 of which John M. Thornton and Sally B. Thornton are co-trustees. John M. Thornton and Sally B. Thornton are husband and wife and are both members of the Board.
(6)	Comprised of 143,826 shares of common stock held directly and 38,667 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013.
(7)	Comprised of 69,000 shares of common stock held directly and 38,667 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013.
(8)	Comprised of 60,000 shares of common stock held directly and 38,667 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013.
(9)	Comprised of 14,078 shares of common stock subject to RSUs that may become issuable within 60 days of December 31, 2013.
(10)	Comprised of shares beneficially owned by our named executive officers and directors.
(11)	The foregoing information is based solely upon information contained in a Schedule 13G filed by Zevenbergen Capital Investments LLC (“ZCI”) with the SEC on February 14, 2013 with respect to holdings of common stock. The securities reported therein are held by investment advisory clients or discretionary accounts of which ZCI is the investment adviser. Investment advisory contracts grant to ZCI voting and/or investment power over the securities held by its clients or in accounts that it manages. As a result, ZCI may be deemed to beneficially own the securities held by its clients or accounts within the meaning of Rule 13d-3 under the Exchange Act. The principal address of ZCI is 601 Union Street, Suite 4600, Seattle, WA 98101-2323.
(12)	The foregoing information is based solely upon information contained in a Schedule 13G filed by Mr. Arthur J. Samberg with the SEC on January 16, 2013 with respect to holdings of common stock, for which Mr. Samberg has sole power to direct the vote and disposition. The principal business address of Mr. Samberg is 77 Bedford Road, Katonah, New York 10536.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of September 30, 2013, with respect to the shares of common stock that may be issued upon the exercise of options under our existing equity compensation plans and arrangements in effect as of September 30, 2013. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	3,517,468	$4.09	1,301,308

(1)	The weighted-average exercise price does not take into account approximately 692,504 shares of common stock issuable upon vesting of outstanding RSUs, which have no exercise price.
(2)	Comprised of awards granted under the Prior Plans, the 2012 Plan and the Directors Restricted Stock Unit Plan. There were no awards granted under the Prior Plans after the approval of the 2012 Plan by the Company’s stockholders on February 22, 2012. Stock options granted under the Prior Plans that were outstanding at such date remain in effect until such options are exercised or expire.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as described under “Executive Compensation” above, we have not entered into any transactions or series of transactions since October 1, 2010, and we are not currently considering any proposed transaction, in which the amount involved in the transaction or series of transactions exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or persons who we know beneficially held more than five percent of any class of our common stock, including their immediate family members, had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership of such securities with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of Forms 3, 4 and 5, and amendments thereto, furnished to us and certain written representations that no other reports were required during the 2013 fiscal year, we are not aware of any director, officer or greater than 10% beneficial owner that failed to file on a timely basis, as disclosed on such forms, reports required by Section 16(a) of the Exchange Act during the 2013 fiscal year.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers, banks and other agents may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Proxy Statement or Form 10-K may have been sent to multiple stockholders in a single household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request, free of charge. To make such a request, please contact us at Mitek Systems, Inc., 8911 Balboa Avenue, Suite B, San Diego, California 92123, Attn: Corporate Secretary or (858) 309-1700. If you would like to receive separate copies of our proxy statement or annual report in the future, or you are receiving multiple copies and would like to receive only one copy per household, contact your broker, bank or other agent, or contact us at the above address and phone number.

PROPOSALS OF STOCKHOLDERS

For proposals of stockholders, including proposals for the nomination of directors, to be included in our proxy materials to be distributed in connection with our 2015 annual meeting of stockholders, anticipated to be held in February 2015, we must receive such proposals at our principal executive offices in writing no later than September 26, 2014. The acceptance of such proposals is subject to SEC guidelines. Any stockholder proposal submitted with respect to our 2015 annual meeting of stockholders which is received by us after December 10, 2014 will be considered untimely for purposes of Rule 14a-4 and Rule 14a-5 under the Exchange Act and the Board may vote against such proposal using its discretionary voting authority as authorized by proxy.

OTHER BUSINESS

The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. We are not aware of any matters for action by stockholders at the Annual Meeting other than those described in the Notice of Annual Meeting of Stockholders. The enclosed proxy, however, will confer discretionary authority with respect to matters that are not known at the date of the printing hereof and which may properly come before the Annual Meeting or any adjournment or postponement thereof. The proxy holders intend to vote in accordance with their best judgment on any such matters.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

John M. Thornton
San Diego, California	Chairman of the Board
January 21, 2014

Annex A

MITEK SYSTEMS, INC.

2012 INCENTIVE PLAN

1. Purpose of the Plan. The purpose of this Plan is to make available certain equity and other incentives to motivate selected Employees, Directors and Consultants to put forth their best efforts toward the continued growth, profitability and success of the Company and to align the interests of such Employees, Directors and Consultants with those of the Company’s stockholders.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements, except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Acquiring Company” means the resulting or surviving corporation, or the company issuing cash or securities (or its ultimate parent company), in a merger, consolidation, tender offer or share exchange involving the Company, or the successor corporation to the Company (whether in any such transaction or otherwise).

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal, state and other laws, rules and regulations, including any rules of any applicable stock exchange or national market system on which the Company’s capital stock is listed or quoted, and the laws, rules and regulations of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Change of Control either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the Acquiring Company in connection with the Change of Control with appropriate adjustments, if applicable, to the number and type of securities of the Acquiring Company subject to the Award and the exercise or purchase price thereof.

(e) “Award” means the grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, cash or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Participant’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written policy covering the Participant or a written agreement between the Participant and the Company or such Related Entity; provided, however, that in the absence of a then-effective written policy or written agreement containing a definition of Cause, “Cause” shall mean, in the reasonable determination of the Company or the Committee (i) any material failure on the part of a Participant (other than by reason of Disability) to faithfully and professionally carry out the Participant’s duties to the Company or any Related Entity, (ii) the Participant’s dishonesty, willful misconduct or gross negligence in connection with the Participant’s performance of his or her duties to the Company or any Related Entity, (iii) the Participant’s commission of a crime involving dishonesty, breach of trust or moral turpitude, or (iv) the Participant’s insobriety or illegal use of drugs, chemicals or controlled substances; provided, further, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Change of Control, such definition of “Cause” shall not apply until a Change of Control is actually consummated.

(i) “Change of Control” of the Company means the occurrence of any of the following events or circumstances:

(i) any “person” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), including a “group” within the meaning of such Section 13(d) (but excluding the Company and any of its Subsidiaries and any employee benefit plan sponsored or maintained by the Company or any of its Subsidiaries), shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Company Voting Securities”);

(ii) the consummation of a merger or consolidation involving the Company, or the acceptance by the stockholders of the Company of equity securities in a share exchange, where the persons who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such merger, consolidation or share exchange, do not beneficially own, directly or indirectly, immediately after such merger, consolidation or share exchange, securities representing more than fifty percent (50%) of the combined voting power of the then outstanding Company Voting Securities or voting securities of the Acquiring Company in such merger, consolidation or share exchange, in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such merger, consolidation or share exchange;

(iii) a sale, exchange or other disposition or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; provided, however, that a Change of Control shall not be deemed to have occurred where: (A) the Company sells, exchanges or otherwise disposes of or transfers all or substantially all of its assets to another corporation which is beneficially owned, directly or indirectly, immediately following such transaction by the holders of Company Voting Securities in substantially the same proportion as their ownership of the Company Voting Securities immediately prior to such transaction; and (B) such corporation expressly Assumes all outstanding Awards; or

(iv) such time as the Continuing Directors (as defined below) do not constitute at least a majority of the Board (or, if applicable, the board of directors of an Acquiring Company), where the term “Continuing Director” means at any date a member of the Board who was: (A) a member of the Board on the date of adoption of the Plan by the Board; or (B) nominated or elected subsequent to the date of adoption of the Plan by the Board by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election (it being understood that no individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board shall be a Continuing Director).

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the NASDAQ Stock Market, LLC, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3 and, (iii) an outside director for purposes of Code Section 162(m). “Committee” shall also mean the Board in the event the Board takes action hereunder, provided that, at the time of taking such action, the Board is comprised of a majority of directors who meet the criteria set forth in clauses “(i)” through “(iii)” above.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Mitek Systems, Inc., a Delaware corporation, or any Acquiring Company that Assumes outstanding Awards and/or adopts the Plan in connection with a Change of Control.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuous Service” means that the provision of services by an individual to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation by the individual providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any Acquiring Company, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company, a Related Entity or an Acquiring Company in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Committee, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other personal leave authorized by the Company. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the first (1st) day following the expiration of such three (3) month period.

(p) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(q) “Director” means a member of the Board or the board of directors of any Related Entity.

(r) “Disability” shall be as defined under the long-term disability policy of the Company or the Related Entity to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Related Entity to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion or the Committee makes such determination in its reasonable discretion.

(s) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment by the Company or a Related Entity of a director’s fee to an individual shall not be sufficient to constitute “in the employ” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

(v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w) “Management Objectives” means the measurable performance objective or objectives established by the Committee pursuant to the Plan for Participants who have received grants of Senior Executive Plan Bonuses, or, when so determined by the Committee, Options, SARs, Restricted Stock, Restricted Stock Units, cash and other Awards pursuant to the Plan. Management Objectives may be described in terms of Company-wide objectives, objectives that are related to the performance of the individual Participant or of a Related Entity, division, department or function within the Company or a Related Entity or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Without limiting the generality of the foregoing, the Management Objectives applicable to any Award to a Covered Employee which is intended to be deductible as Performance-Based Compensation under Section 162(m) of the Code will be based on specified levels of, or relative peer company, performance in any one or more of the following objectives, or any combination thereof, as determined by the Committee in their sole discretion: (i) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, (ii) earnings or loss per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets or net assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow or cash flow per share (before or after dividends), (xiii) revenue, (xiv) improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable, (xv) earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation, amortization, stock compensation, non-recurring charges and non-cash or other charges), (xvi) economic value added, (xvii) market share, (xviii) relative or absolute share price, (xix) pro forma net income, (xx) customer orders, (xxi) gross or net revenues, (xxii) revenue growth or product revenue growth, (xxiii) operating income (before or after taxes), (xxiv) pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus), (xxv) net income or loss (before or after taxes), (xxvi) return on equity, (xxvii) attainment of strategic and operational initiatives, (xxviii) comparisons with various stock market indices, (xxix) implementation, completion or attainment of measurable objectives with respect to research, development, commercialization, products or projects, acquisitions and divestitures, (xxx) factoring transactions and recruiting and maintaining personnel, (xxxi) gross profits, (xxxii) economic value-added models or equivalent metrics, (xxxiii) reductions in costs, (xxxiv) sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions), (xxxv) return on capital (including return on total capital or return on invested capital), (xxxvi) cash flow return on investment, (xxxvii) year-end cash, (xxxviii) cash margin, (xxxix) debt reduction, (xl) stockholders equity, (xli) operating efficiencies, (xlii) research and development achievements, (xliii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property), (xliv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements, (xlv) financial ratios, including those measuring liquidity, activity, profitability or leverage, (xlvi) cost of capital or assets under management, (xlvii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities), (xlviii) factoring transactions, and (xlix) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors). Such Management Objectives or other performance criteria shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations promulgated thereunder. Notwithstanding the attainment of any Management Objectives established by the Committee, the Committee may in its sole and absolute discretion reduce the amount of any Award to be granted to a Participant.

(x) “Non-Employee Director” means a member of the Board who is not an Employee.

(y) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc) “Participant” means an Employee, Director or Consultant who receives an Award under the Plan.

(dd) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee) “Performance Period” means, in respect of a Senior Executive Plan Bonus, a period of time established pursuant to Section 6(e) within which the Management Objectives or other performance criteria are to be achieved.

(ff) “Plan” means this 2012 Incentive Plan.

(gg) “Previous Plans” means the Company’s 1999 Stock Option Plan, the Company’s 2000 Stock Option Plan, the Company’s 2002 Stock Option Plan, the Company’s 2006 Stock Option Plan and the Company’s 2010 Stock Option Plan.

(hh) “Proceeds Per Share” means the fair market value, as determined in good faith by the Committee, of the consideration to be received per Share by the stockholders of the Company upon occurrence of a Change of Control.

(ii) “Related Entity” means any Parent or Subsidiary of the Company.

(jj) “Replaced” means that pursuant to a Change of Control, an Award is replaced with a stock award or a cash incentive program of the Company, the Acquiring Company (if applicable) or Parent of any of them which provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.

(kk) “Restricted Stock” means Shares issued under the Plan to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Committee.

(ll) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Committee and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Committee.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn) “SAR” means a stock appreciation right entitling the Participant to Shares or cash compensation, as established by the Committee, measured by appreciation in the value of Common Stock.

(oo) “Section 409A” means Section 409A of the Code.

(pp) “Senior Executive Plan Bonus” means an award of annual incentive compensation made pursuant to and subject to the conditions set forth in Section 6(e).

(qq) “Share” means a share of the Common Stock.

(rr) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ss) “Termination Without Cause” means a termination of Participant’s status as an Employee of the Company for reasons other than death, Disability or Cause.

3. Administration of the Plan.

(a) Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b) Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective, and any Award granted in a manner inconsistent with the provisions of this subsection (b) shall be presumptively valid as of its grant date to the extent permitted by Applicable Laws, even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for Committee membership set forth in clauses “(i)” through “(iii)” of Section 2(k). To the extent not inconsistent with Applicable Laws or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(c) Powers of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have the authority, in its sole discretion, to:

(i) determine whether and to what extent Awards are granted hereunder;

(ii) select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(iii) determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) approve forms of Award Agreements for use under the Plan;

(v) determine the terms and conditions of any Award granted hereunder;

(vi) amend the terms of any outstanding Award granted hereunder; provided that (A) any amendment not expressly permitted by this Plan that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant, (B) the reduction of the exercise price of any Option awarded under the Plan or the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval, and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount, as applicable, exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, cash or other Award shall be subject to stockholder approval, unless such cancellation and exchange occurs in connection with a Change of Control. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock or other Award with an exercise price, purchase price or base appreciation amount, as applicable, that is equal to or greater than the exercise price or base appreciation amount, as applicable, of the original Option or SAR shall not be subject to stockholder approval;

(vii) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including, without limitation, any notice of Award or Award Agreement;

(viii) grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan; and

(ix) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

In addition to the foregoing, the Committee shall have the discretion to interpret or construe ambiguous, unclear or implied (but omitted) terms in any fashion it deems to be appropriate, in its sole discretion, and to make any findings of fact necessary in connection with the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determinations made by the Committee pursuant to the Plan shall be final, binding and conclusive. The validity of any such interpretation, construction, determination or finding of fact shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided, however, that the Committee may not exercise any right or power reserved to the Board (unless the Board is acting as the Committee with respect thereto). Any decision made or action taken by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Committee or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law or by the Company’s certificate of incorporation, bylaws or contractual arrangements between the Company or a Related Entity and such persons.

4. Stock Subject to the Plan.

(a) Maximum Number of Shares and Other Limits. Subject to the provisions of Section 12 herein, the maximum aggregate number of Shares which may be issued pursuant to all Awards is (i) 2,000,000 Shares (the

“Initial Shares”), plus (ii) that number of Shares that would otherwise return to the available pool of unissued shares reserved for awards under each of the Company’s Previous Plans as a result of forfeiture, cancellation or expiration of awards previously granted (ignoring the termination or expiration of such plans for the purpose of determining the number of shares available under the Plan). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Shares Available for Future Issuance. Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) or issued (e.g., as substitution awards or inducement grants) pursuant to Section 7(a)(i) below, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of a SAR that is exercised (whether or not such Shares are actually issued to the Participant upon exercise of the SAR) shall be considered issued pursuant to the Plan.

(c) Effect of Plans Operated by Acquired Companies. If a company or other entity acquired by the Company or any Subsidiary of the Company, or with which the Company or any Subsidiary of the Company merges or otherwise combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition, merger or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition, merger or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition, merger or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date that awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(d) No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.

5. Eligibility. Awards, other than Incentive Stock Options, may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Committee may determine from time to time.

6. Types of Awards.

(a) Options. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant of Options. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:

(i) Each grant of Options will be evidenced by an Award Agreement. Each Award Agreement will be subject to the Plan and will contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time.

(ii) Each grant of Options will specify the number of Shares to which it pertains.

(iii) The Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Participant during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. To the extent an Option issued to a Participant exceeds this limit, the Option will be treated as a Non-Qualified Stock Option.

(iv) Each grant of Options will specify the per Share exercise price, which may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(v) Each grant of Options will specify the vesting period before the Options or installments thereof will become exercisable.

(vi) A grant of Options may provide for the accelerated vesting and exercisability of all or a portion of such Options in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).

(vii) A grant of Options may specify Management Objectives or other performance criteria that must be achieved as a condition to the exercise of such Options or that may result in the accelerated vesting of such Options.

(viii) The term of each Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(ix) Each Participant that receives Options is responsible for complying with all laws and regulations applicable to recipients and holders of Options, including any applicable federal or state securities laws, and any Company policy or procedure that pertains to the trading of the Company’s securities.

(x) An Option may, but need not, include a provision whereby the Participant may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Committee determines to be appropriate.

(b) SARs. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant of SARs. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:

(i) Each grant of SARs will be evidenced by an Award Agreement, which will be subject to the Plan, describe such SARs and contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time.

(ii) Each grant of SARs will specify the number of Shares to which it pertains.

(iii) Each grant of SARs will specify the base appreciation amount, which may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) A grant of SARs may specify that the amount payable upon exercise of a SAR may not exceed a maximum amount specified by the Committee at the date of grant.

(v) A grant of SARs may specify waiting periods before exercise and permissible exercise dates or periods.

(vi) A grant of SARs may provide that the exercisability of a SAR may be accelerated in whole or in part in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).

(vii) A grant of SARs may specify Management Objectives or other performance criteria that must be achieved as a condition to the exercise of such SARs or that may result in the accelerated exercisability of such SARs.

(viii) The term of each SAR shall be no more than ten (10) years from the date of grant thereof.

(c) Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant to Participants of Restricted Stock. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:

(i) Each grant of Restricted Stock will be evidenced by an Award Agreement which will be subject to the Plan and will contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time. Unless otherwise directed by the Committee, all Restricted Stock will be held in custody by the Company or its transfer agent and registrar until all restrictions thereon have lapsed.

(ii) Each grant of Restricted Stock will specify the number of Shares to which it pertains.

(iii) Each grant of Restricted Stock will specify the period that must be satisfied before the restrictions pertaining to such grant or sale of Restricted Stock will lapse and the Restricted Stock will become vested, and/or may provide that all or a portion of the restrictions pertaining to such Restricted Stock will lapse upon achievement of Management Objectives or other performance criteria.

(iv) Each grant of Restricted Stock will provide that, during the period for which the risk of forfeiture continues, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(v) A grant of Restricted Stock may provide for the accelerated vesting of such Restricted Stock in whole or in part in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).

(d) Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant to Participants of Restricted Stock Units. Each such grant shall (unless otherwise determined by the Committee or unless otherwise set forth in an individual Award Agreement) be subject to the following provisions:

(i) Each grant of Restricted Stock Units will be evidenced by an Award Agreement which will be subject to the Plan and will contain such terms and provisions, consistent with the Plan, as the Committee may approve from time to time.

(ii) Each grant of Restricted Stock Units will specify the number of Shares to which it pertains.

(iii) A grant of Restricted Stock Units may provide for the accelerated vesting of such Restricted Stock Units in whole or in part in the event of the retirement, death, Disability or other termination of the Participant’s service or a Change of Control (or other similar transaction or event).

(iv) A grant of Restricted Stock Units may specify, in respect of Management Objectives or other performance criteria, a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Stock Units that will vest if performance is at or above the minimum level, but falls short of maximum achievement of the specified Management Objectives or other performance criteria.

(v) A Participant that receives Restricted Stock Units will have no rights of ownership in such Restricted Stock Units and will have no right to vote the Shares underlying such Restricted Stock Units.

(e) Senior Executive Plan Bonuses. The Committee may from time to time authorize the payment of annual incentive compensation to a Participant who is a Covered Employee, which incentive compensation will become payable upon achievement of specified Management Objectives. Senior Executive Plan Bonuses will be payable upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) No later than ninety (90) days after the first day of the Performance Period, the Committee will specify the Management Objectives that, if achieved, will result in the payment of a Senior Executive Plan Bonus for such Performance Period.

(ii) Following the close of the Performance Period, the Committee will certify in writing whether the specified Management Objectives have been achieved. Approved minutes of a meeting of the Committee at which such certification is made will be treated as written certification for this purpose. The Committee will also specify the time and manner of payment of a Senior Executive Plan Bonus that becomes payable, which payment may be made in (i) cash, (ii) Common Stock having an aggregate Fair Market Value equal to the aggregate value of the Senior Executive Plan Bonus which has become payable, or (iii) any combination thereof, as determined by the Committee in its discretion at the time of payment.

(iii) The Committee may provide that, if a Change of Control of the Company occurs during a Performance Period, the Senior Executive Plan Bonus payable to each Participant for the Performance Period will be determined at the highest level of achievement of the Management Objectives, without regard to actual performance and without proration for less than a full Performance Period. In such event, the Senior Executive Plan Bonus will be paid at such time following the Change of Control as the Committee determines in its discretion, but in no event later than thirty (30) days after the date of an event which results in a Change of Control.

(iv) Each grant may be evidenced by an Award Agreement, which will contain such terms and provisions as the Committee may determine consistent with the Plan, including without limitation provisions relating to the Participant’s termination of employment by reason of retirement, death, Disability or otherwise.

(v) Notwithstanding any contrary provision of the Plan, the Committee may, in its sole discretion and for any reason or no reason, eliminate or reduce the amount of a Senior Executive Plan Bonus which would otherwise be payable under the Plan, but shall not have the right to increase the amount of a Senior Executive Plan Bonus above that which would otherwise be available under the Plan.

7. Terms and Conditions of Awards.

(a) Acquisitions and Other Transactions.

(i) In General. To the extent permitted by Applicable Laws, the Committee may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity engaging in an acquisition or merger (e.g., as currently permitted under NASDAQ Listing Rule 5635(c)(3) and NASDAQ IM-5635-1) and may issue Awards under the Plan as inducement awards (e.g., as currently permitted under NASDAQ Listing Rule 5635(c)(4) and NASDAQ IM-5635-1) and such Awards shall not count against the Share reserve under the Plan described in Section 4(a). In the case of an Award issued pursuant to this Section 7(a)(i), the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(ii) Other Acquisitions and Transactions. To the extent permitted by Applicable Laws, the Committee may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction not described in Section 7(a)(i). In the case of an Award issued pursuant to this Section 7(a)(ii), the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award. To the extent required by Applicable Laws, such grants shall count against the Share reserve under the Plan described in Section 4(a).

(b) Deferral of Award Payment. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

(c) Separate Programs; Individual Limitations on Non-Cash Awards. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time. The maximum number of Shares with respect to which a participant may be granted Options, SARs, Restricted Stock and/or RSUs in any calendar year shall be equal to the Initial Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 12 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any Award is canceled, the canceled Award shall continue to count against the maximum number of Shares with respect to which Awards may be granted to the Participant. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award (but any such amount paid in Shares will be counted against the total Shares available under the Plan) if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(d) Individual Limitations on Cash Awards.

(i) Individual Limit for Senior Executive Plan Bonuses. For awards of Senior Executive Plan Bonuses, the maximum amount with respect to which such Awards may be granted to any Participant in any calendar year shall be $1,000,000.

(ii) Individual Limit for Cash Awards. For awards of cash, the maximum amount with respect to which such Awards may be granted to any Participant in any calendar year shall be $1,000,000.

(e) Transferability of Awards. Except as otherwise permitted by the Committee or as otherwise provided herein, Awards may not be pledged, assigned, hypothecated or transferred in any manner (whether by operation of law or otherwise), other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s Award in the event of the Participant’s death on a beneficiary designation form provided by the Committee.

(f) Limited Exception to Nontransferability. Notwithstanding Section 7(e), the Committee may determine that a Non-Qualified Stock Option may be transferred by a Participant to one or more members of such Participant’s immediate family, to a partnership of which the only partners are members of such Participant’s immediate family, or to a trust established by a Participant for the benefit of one or more members of such Participant’s immediate family. For this purpose, “immediate family” means a Participant’s spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this Section 7(f) may not further transfer such Non-Qualified Stock Option. A trust described in this Section 7(f) may not be amended to benefit any person other than a member of the Participant’s immediate family. A Non-Qualified Stock Option transferred pursuant to this Section 7(f) shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 9 relating to the effect on the Non-Qualified Stock Option of the termination of employment, Disability or death of the Participant, and shall be subject to such other rules as the Committee shall determine.

(g) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Committee makes the determination to grant such Award, or such other date as is determined by the Committee.

(h) Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or SAR may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents distributed in connection with an Award that vests based on the achievement of Management Objectives or other performance criteria shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

8. Consideration and Taxes.

(a) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Committee. In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Committee) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(vi) promissory note (if not otherwise prohibited by Applicable Laws); or

(vii) any combination of the foregoing methods of payment.

The Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 3(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration. Except as required by Applicable Laws, the Committee is not required to accept any of the above forms of consideration, as long as the Committee provides for a reasonable payment alternative.

(b) Taxes. No Shares shall be delivered under the Plan to any Participant or other person until such Participant or other person has made arrangements acceptable to the Committee for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

9. Death, Disability and Termination.

(a) Death. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant’s death. Unless otherwise provided in an individual Award Agreement, in the event of a Participant’s death, any Award granted to such Participant under the Plan may be exercised in whole or in part at any time within the earlier to occur of (i) one (1) year after the date of the Participant’s death, or (ii) the date on which such Award expires by its terms; provided, however, that such Award may only be exercised to the extent such Participant’s right to exercise such Award had vested or accrued at the time of such Participant’s death. Any Awards (or portions thereof) that are not exercisable on the date of termination of a Participant’s status as an Employee, Director or Consultant, as applicable, for any reason shall lapse and automatically be canceled.

(b) Disability. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant’s Disability. Unless otherwise provided in an individual Award Agreement, in the event that a Participant’s status as an Employee, Director or Consultant terminates due to the Participant’s Disability, any Award granted to such Participant may be exercised in whole or in part at any time within the earlier to occur of (i) one (1) year after the Participant’s termination of status as an Employee, Director or Consultant, as applicable, due to Disability, or (ii) the date on which such Award expires by its terms; provided, however, that such Award may only be exercised to the extent such Participant’s right to exercise such Award had vested or accrued at the time of the Participant’s termination of status as an Employee, Director or Consultant, as applicable, due to Disability; provided, further, that if an Incentive Stock Option is not exercised within three (3) months following a termination of status as an

Employee, Director or Consultant, as applicable, due to Disability, it shall be treated as a Non-Qualified Stock Option. Any Awards (or portions thereof) that are not exercisable on the date of termination of a Participant’s status as an Employee, Director or Consultant, as applicable, for any reason shall lapse and automatically be canceled.

(c) Termination Without Cause. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant’s Termination Without Cause. Except as otherwise provided in an individual Award Agreement, in the event of a Participant’s Termination Without Cause, any Award granted to such Participant may be exercised in whole or in part at any time within the earlier to occur of (i) ninety (90) days after the Participant’s Termination Without Cause, or (ii) the date on which such Award expires by its terms; provided, however, that such Award may only be exercised to the extent such Participant’s right to exercise such Award had vested or accrued at the time of the Participant’s Termination Without Cause. Any Awards (or portions thereof) that are not exercisable on the date of termination of a Participant’s status as an Employee, Director or Consultant, as applicable, for any reason shall lapse and automatically be canceled.

(d) Termination for Cause. A Participant who is terminated for Cause shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the Participant engages in such conduct giving rise to his or her termination for Cause, all unexercised, unearned and/or unpaid Awards, including without limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents and all interest, if any, accrued on the foregoing.

10. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Subject to Section 9, any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 8(a)(iv).

(iii) No Participant or beneficiary thereof shall have any rights as a stockholder of the Company with respect to any Shares underlying an Award until the date of exercise and deemed issuance of shares to such Participant.

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and, subject to Section 9, may be exercised following the termination of a Participant’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Participant to exercise an Award following the termination of the Participant’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option, to the extent not exercised within the time permitted by Applicable Laws for the exercise of Incentive Stock Options following the termination of a

Participant’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified herein or in the Award Agreement.

11. Conditions Upon Issuance of Shares.

(a) If at any time the Committee determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares, cash or other consideration pursuant to the terms of an Award shall be suspended until the Committee determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, or to make such other representations and warranties if, in the opinion of counsel for the Company, any such representations or warranties are required by any Applicable Laws.

12. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Participant in any calendar year, as well as any other terms that the Committee determines require adjustment, shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments and any determinations or interpretations shall be made by the Committee and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Committee may, in its sole discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as determined by the Committee, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

13. Change of Control.

(a) Continuation of Awards to Extent Assumed or Replaced in Change of Control. Except as otherwise provided in an individual Award Agreement, effective upon a Change of Control, all outstanding Awards under the Plan that are expressly Assumed by the Acquiring Company shall remain outstanding and shall continue to vest and become exercisable in accordance with their terms, subject to appropriate adjustment to the type and number of Shares and exercise price to take into account the Change of Control.

(b) Acceleration of Award upon Change of Control. Except as otherwise provided in an individual Award Agreement, in the event of a Change of Control, the portion of each Award that is neither Assumed nor Replaced by the Acquiring Company shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights for all of the Shares (or other consideration) represented by such Award or portion of the Award, immediately prior to the specified effective date of such Change of Control. Notwithstanding the foregoing and subject to Section 6(e)(iii), unless otherwise specified in an Award Agreement or other agreement between the Participant and the Company, no cash Awards under any Senior Executive Plan Bonus or otherwise will be paid in connection with a Change of Control.

(c) Cashing Out of Awards. In the case of a proposed Change of Control, the Committee may, but shall not be obligated to, prior to the occurrence of the Change of Control, declare and provide written notice to the holders of all outstanding Options and SARs of the declaration that the outstanding Options and SARs shall accelerate and become exercisable in full and that all such Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in such notice or they will terminate. In connection with any declaration pursuant to this Section 13(c), the Committee shall provide for a cash payment (or if the Committee so elects in lieu of solely cash, such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that the Participant would have received as a result of the Change of Control if the holder of the Option or SAR had exercised the Option or SAR immediately prior to the Change of Control) to each holder of an Option or SAR that is terminated in an amount equal to, for each Share covered by a canceled Option or SAR, (i) in the case of an Option, the amount, if any, by which the Proceeds Per Share (as defined below) exceeds the exercise price per share covered by such Option or (ii) for each SAR, the amount, if any, by which the Proceeds Per Share exceeds the base appreciation amount applicable to such SAR. In the event of a declaration pursuant to this Section 13(c), each Option and SAR, to the extent that it has not been exercised prior to the Change of Control, shall be canceled at the time of, or immediately prior to, the Change of Control, as provided in the declaration. Notwithstanding the foregoing, the holder of each Option or SAR shall not be entitled to the payment provided for in this Section 13(c) if the Option or SAR shall have expired or been forfeited.

(d) Cancellation of Options and SARs. In connection with a Change of Control, the Committee may, but shall not be obligated to, declare that if (i) in the case of an Option, the Proceeds Per Share applicable to the vested portion of such Option is less than the exercise price per Share applicable to the vested portion of such Option, or (ii) in the case of a SAR, the Proceeds Per Share applicable to the exercisable portion of such SAR is less than the base appreciation amount applicable to the exercisable portion of such SAR, no consideration shall be payable to the Participant with respect to such portion of the Option or SAR, as applicable, and such Option or SAR, as applicable, shall be canceled at the time of, or immediately prior to, the Change of Control.

(e) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated pursuant to this Section 13 shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

14. Effective Date and Term of Plan. The Plan shall become effective upon its approval by the Company’s stockholders. It shall continue in effect until the earlier of (i) all Shares subject to the Plan have been distributed, (ii) all Awards have expired or terminated, (iii) termination pursuant to Section 18, and (iv) ten (10) years.

15. Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Laws, the Committee may, in its sole discretion and authority, without obtaining the approval or consent of the Company’s stockholders or of any Participant with respect to his or her outstanding Awards, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the termination of any outstanding, unexpired, unpaid or deferred Awards (“Termination”), rescission of any delivery pursuant to the Award (“Rescission”) or Rescission or recapture of any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if and to the extent:

(a) the granting, vesting or payment of such Award was predicated on the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b) in the Committee’s view, the Participant engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c) a lower granting, vesting or payment of such Award otherwise would have occurred.

In addition, the Committee may require the Termination or Rescission of, or the Recapture related to, any Award, if and to the extent required by Applicable Laws. In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant, provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three (3) years prior to the first date of the applicable restatement period, unless required to do so by Applicable Laws.

16. Section 409A and Tax Consequences. To the extent the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and applicable Award Agreement shall be interpreted in accordance with Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation, any such regulations or other guidance that may be issued after the adoption of this Plan. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and applicable Award Agreement, adopt other policies and procedures (including amendments, policies and procedures with retroactive effect) or take any other actions that the Committee determines are necessary or appropriate to (i) exempt such Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under Section 409A, including by retroactively cancelling such Award Agreement. The Company makes no guarantees with respect to the tax treatment relating to any Award hereunder. Neither the Company, any Related Entity, nor any of their respective directors, officers, or employees shall be liable to any Participant with respect to any negative tax consequences that arise with respect to any Award.

17. Compliance With Section 16(b) of the Exchange Act and Section 162(m) of the Code. In the case of Participants who are or may be subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and any Award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 under the Exchange Act, so that such Participants will be entitled to the benefits of Rule 16b-3 under the Exchange Act or other rules of exemption under Section 16 of the Exchange Act and will not be subjected to liability thereunder. If any provision of the Plan or any Award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with the intent expressed herein, such provision shall be deemed void as applicable to Participants who are or may be subject to Section 16 of the Exchange Act. If any Award hereunder is intended to qualify as Performance-Based Compensation, the Committee shall not exercise any discretion to increase the payment under such Award except to the extent permitted by Section 162(m) of the Code and the regulations thereunder.

18. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 3(c)(vi) or this Section 18(a).

(b) If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No amendment, suspension or termination of the Plan may, without the consent of the Participant to whom an Award shall theretofore have been granted, materially adversely affect the rights of such Participant under such Award, except to the extent any such action is undertaken to cause the Plan to comply with Applicable Laws.

(c) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(d) No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Participant.

19. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Participant any right with respect to the Participant’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Participant’s Continuous Service at any time, with or without Cause and with or without notice.

21. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

22. Stockholder Approval. The grant of Awards under the Plan shall be subject to approval by the Company’s stockholders within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. To the extent permitted by Applicable Laws, the Committee may grant Awards under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Award shall be exercisable and no amounts shall be payable with respect thereto and each such award shall automatically terminate without compensation therefore, to the extent stockholder approval is not timely obtained.

23. Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Related Entity. The Participants shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

24. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

25. Choice of Law. To the extent that U.S. federal law does not apply, and except as expressly set forth in an applicable Award Agreement, this Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

26. Severability. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction, such provision or provisions are not enforceable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions to make them enforceable and to enforce the remainder of these provisions as so amended.

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MITEK SYSTEMS, INC.

2012 INCENTIVE PLAN

STOCK OPTION AGREEMENT

Pursuant to the Mitek Systems, Inc. (the “Company”) 2012 Incentive Plan (the “Plan”), the Company hereby grants to you, «Name» (the “Participant”) an option to purchase that number of shares of Common Stock set forth below (the “Option”), subject to the terms and conditions below. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Plan, a copy of which is attached hereto as Attachment 1.

1. GOVERNING PLAN DOCUMENT. Your Option is subject to all of the provisions of the Plan, which provisions are hereby made a part of this Stock Option Agreement. In the event of any conflict between the provisions of this Stock Option Agreement and the provisions of the Plan, the provisions of the Plan shall control in all respects, provided that to the extent a term is separately defined in this Stock Option Agreement, such definition will supersede the definition contained in Section 2 of the Plan.

2. DETAILS OF OPTION. The details of your Option are as follows:

Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Expiration Date:

The 10th anniversary of the Date of Grant indicated above or as otherwise set forth in the Plan.

Type of Grant:	☐ Incentive Stock Option*

☐ Non-Qualified Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule ☐ Early Exercise Permitted

Vesting Schedule:

3. EXERCISE. You may exercise your Option only for whole shares of Common Stock and only as set forth in the Plan. In order to exercise your Option, you must submit to the Company payment via any means permitted by the Plan for that number of shares of Common Stock you are electing to purchase pursuant to your Option. In the event that your Option is an Incentive Stock Option, by exercising your Option you expressly agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of your Option that occurs within two (2) years after the date of your Option grant or within one (1) year after such shares of Common Stock are issued upon exercise of your Option. Notwithstanding the foregoing, you expressly acknowledge and agree that no Shares will be delivered to you or any other person on your behalf until you or such other person has made arrangements acceptable to the Committee for the satisfaction of any non-U.S., federal, state or local income and employment tax withholding obligations, including without limitation, obligations incident to the receipt of Shares upon exercise of this Option. Accordingly, but without limiting the generality of the foregoing, you and the Company expressly acknowledge and agree that, as a condition to the exercise of your Option, the Company may require you to enter into an

*	If this is an Incentive Stock Option, it (plus any other outstanding Incentive Stock Options held by the Participant) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 shall be deemed a Non-Qualified Stock Option. Please refer to the Plan for additional details.

arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company or any of its Subsidiaries or Affiliates arising by reason of the exercise of your Option, the lapse of any substantial risk of forfeiture to which the Shares underlying your Option are subject at the time of exercise or the disposition of Shares acquired upon the exercise of your Option.

4. “EARLY EXERCISE”. If it is indicated in Section 2 that “early exercise” of your Option is permitted, then you may elect, at any time that is both during the period of your full- or part-time employment or service with the Company or any of its Related Entities that employ you, as the case may be, and during the term of your Option, to exercise all or part of your Option, including the unvested portion of your Option; provided, however, that (i) a partial exercise of your Option shall be deemed to first cover vested Shares and then cover the earliest vesting installment of unvested Shares, (ii) any Shares so purchased from installments that have not vested as of the date of exercise shall be subject to the repurchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement, a copy of which will be provided to you at the time you elect to “early exercise” your Option, and (iii) you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

5. TERM. You may not exercise your Option before the commencement of its term or after its term expires. The term of your Option commences on the Date of Grant indicated in Section 2 and expires upon the Expiration Date set forth in Section 2.

6. NOT A CONTRACT OF EMPLOYMENT. By executing this Award, you acknowledge and agree that (i) nothing in this Award or the Plan confers on you any right to be employed by, or continue any employment, service or consulting relationship with, the Company or any of its Subsidiaries or Affiliates, and (ii) the Company would not have granted this Award to you but for this acknowledgement and agreement. Under no circumstances will the Plan or this Stock Option Agreement be considered to be part of the terms and conditions of your employment with the Company or any of its Related Entities that employ you.

7. NOTICES. Any notices to be delivered pursuant to this Stock Option Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

8. SEVERABILITY. If one or more provisions of this Stock Option Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Stock Option Agreement and the balance of the Stock Option Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

9. BINDING AND ENTIRE AGREEMENT. The terms and conditions of this Stock Option Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Stock Option Agreement, together with the Plan and any attachments hereto or thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

10. COUNTERPARTS. This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

COMPANY:		PARTICIPANT:

MITEK SYSTEMS, INC.

By:	By:
Name:	Name:
Title:

GRANT SUMMARY:

On «Grant_Date», «Name» hereby receives [    ] a Non-Qualified Stock Option / [    ] an Incentive Stock Option to purchase up to «Shares_Granted» shares of Common Stock of the Company at an exercise price of $«Grant_Price» per share.

MITEK SYSTEMS, INC.

2012 INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Mitek Systems, Inc. (the “Company”) 2012 Incentive Plan (the “Plan”), the Company hereby grants to you, «Name» (the “Participant”) that number of restricted units of the Company’s Common Stock set forth below (the “Restricted Stock Unit Award”), subject to the terms and conditions below. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Plan, a copy of which is attached hereto as Attachment 1.

1. GOVERNING PLAN DOCUMENT. Your Restricted Stock Unit Award is subject to all of the provisions of the Plan, which provisions are hereby made a part of this Restricted Stock Unit Award Agreement. In the event of any conflict between the provisions of this Restricted Stock Unit Award Agreement and the provisions of the Plan, the provisions of the Plan shall control in all respects, provided that to the extent a term is separately defined in this Restricted Stock Unit Award Agreement, such definition will supersede the definition contained in Section 2 of the Plan.

2. DETAILS OF RESTRICTED STOCK UNIT AWARD. The details of your Restricted Stock Unit Award are as follows:

Number of Shares of Common Stock Subject to Award:
Award Date:
Vesting Schedule:

3. SATISFACTION OF VESTING RESTRICTIONS; ACCOUNT. No Shares will be issued to you pursuant to your Restricted Stock Unit Award until such Shares vest in accordance with the Vesting Schedule indicated in Section 2. As soon as practicable after the date on which any Shares subject to your Restricted Stock Unit Award vest, the Company will issue to you, free from further vesting restrictions, uncertificated shares in book entry form or share certificates representing such vested whole Shares. Prior to the time any Shares subject to your Restricted Stock Unit Award vest, whenever dividends, whether payable in cash, stock or other property, are declared on such Shares, on the date any such dividend is paid, the Company will credit to a bookkeeping account (the “Account”) maintained by the Company for your benefit appropriate Dividend Equivalents in respect of the number of unvested Shares subject to your Restricted Stock Unit Award on the record date for such dividend. Any such Dividend Equivalent will be released from the Account and paid or issued to you as your Restricted Stock Unit Award vests. In the event that any such Dividend Equivalent consists of Shares, the Company shall issue such Shares to you free from any vesting restrictions, in uncertificated book entry form or in share certificates representing whole Shares.

4. TERMINATION OF EMPLOYMENT OR SERVICE WITH THE COMPANY OR ANY OF ITS RELATED ENTITIES. If, at any time prior to the vesting in full of the Shares subject to your Restricted Stock Unit Award, your full- or part-time employment or service with the Company or any of its Related Entities terminates for any reason, the unvested portion of your Restricted Stock Unit Award shall be canceled and become automatically null and void.

5. REPRESENTATIONS. In connection with the acquisition of Shares pursuant to this Restricted Stock Unit Award Agreement, you represent and warrant to the Company that you have no present intention of distributing or selling the Shares, except as permitted under applicable securities laws. You further acknowledge and agree that your ability to sell the Shares may be limited by the Securities Act of 1933, as amended (including without limitation, Rule 144 promulgated thereunder), and by the terms and conditions of this Restricted Stock Unit Award Agreement and the Plan.

6. NOT A CONTRACT OF EMPLOYMENT. By executing this Award, you acknowledge and agree that (i) nothing in this Award or the Plan confers on you any right to be employed by, or continue any employment, service or consulting relationship with, the Company or any of its Related Entities, and (ii) the Company would not have granted this Award to you but for this acknowledgement and agreement. Under no circumstances will the Plan or this Restricted Stock Unit Award Agreement be considered to be part of the terms and conditions of your employment with the Company or any of its Related Entities that employ you.

7. NOTICES. Any notices to be delivered pursuant to this Restricted Stock Unit Award Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

8. SEVERABILITY. If one or more provisions of this Restricted Stock Unit Award Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Restricted Stock Unit Award Agreement and the balance of the Restricted Stock Unit Award Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

9. BINDING AND ENTIRE AGREEMENT. The terms and conditions of this Restricted Stock Unit Award Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Restricted Stock Unit Award Agreement, together with the Plan and any attachments hereto or thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

10. COUNTERPARTS. This Restricted Stock Unit Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

COMPANY:	PARTICIPANT:

MITEK SYSTEMS, INC.

By:	By:
Name:	Name:
Title:

GRANT SUMMARY:

On «Award Date, Name» hereby receives a Restricted Stock Unit Award for «# Shares» shares of Common Stock of the Company.

ANNUAL MEETING OF MITEK SYSTEMS, INC. Date: February 19, 2014 Time: 9:00 AM PST Place: 8911 Balboa Avenue, Suite B, San Diego, California 92123 Please make your marks like this: Use dark black pencil or pen only The Board of Directors Recommends a Vote FOR proposals 1, 2, 3 and 4. 1: To elect the following seven directors to serve until our 2015 annual meeting of stockholders and until their respective successors have been elected and quali ed: Recommend Directors For Withhold 01 John M. Thornton For 02 James B. DeBello For 03 Vinton P. Cunningham For 04 Gerald I. Farmer For 05 Bruce E. Hansen For 06 Alex W. “Pete” Hart For 07 Sally B. Thornton For For Against Abstain 2: To approve an amendment to the Mitek For Systems, Inc. 2012 Incentive Plan to increase the number of shares of our common stock available for future grant under the plan from 2,000,000 to 4,000,000. 3: To ratify the selection of Mayer Hoffman For McCann P.C. as our independent registered public accounting rm for the scal year ending September 30, 2014. 4: To approve, on an advisory, non-binding For basis, the compensation of our named executive of cers, as presented in the proxy statement. 5: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certi cate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized of cer signing the proxy. Annual Meeting of Mitek Systems, Inc. to be held on Wednesday, February 19, 2014 for Holders as of January 9, 2014 This proxy is being solicited on behalf of the Board of Directors VOTE BY: INTERNET TELEPHONE Call www. Go To proxypush.com/MITK 866-411-6767 Cast Use any touch-tone telephone. your vote online. OR View Documents. Have your Proxy Card/Voting Instruction Form ready. Meeting Follow the simple recorded instructions. MAIL OR Mark, sign and date your Proxy Card/Voting Instruction Form. Detach your Proxy Card/Voting Instruction Form. Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints James B. DeBello and Russell C. Clark, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Mitek Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournment thereof upon the matters speci ed and upon such other matters as may be properly brought before said meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before said meeting or any adjournment thereof and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4. All votes must be received by 11:59 P.M., Eastern Time, February 18, 2014. PROXY TABULATOR FOR MITEK SYSTEMS, INC. P.O. BOX 8016 CARY, NC 27512-9903 Please separate carefully at the perforation and return just this portion in the envelope provided. EVENT # CLIENT #

Proxy — Mitek Systems, Inc. Annual Meeting of Stockholders February 19, 2014, 9:00 a.m. PST This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints James B. DeBello and Russell C. Clark (the “Named Proxies”), and each of them, as proxies for the undersigned, with full power of substitution, to vote all the shares of common stock of Mitek Systems, Inc., a California corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 8911 Balboa Avenue, Suite B, San Diego, California 92123, on Wednesday, February 19, 2014 at 9:00 a.m. PST and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following: 1. Proposal 1: To elect the following seven directors to serve until our 2015 annual meeting of stockholders and until their respective successors have been elected and qualied: John M. Thornton, James B. DeBello, Vinton P. Cunningham, Gerald I. Farmer, Bruce E. Hansen, Alex W. “Pete” Hart and Sally B. Thornton. 2. Proposal 2: To approve an amendment to the Mitek Systems, Inc. 2012 Incentive Plan to increase the number of shares of our common stock available for future grant under the plan from 2,000,000 to 4,000,000; 3. Proposal 3: To ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting rm for the scal year ending September 30, 2014; 4. Proposal 4: To approve, on an advisory, non-binding basis, the compensation of our named executive ofcers as presented in the proxy statement; and 5. Proposal 5: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your vote by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. To attend the meeting and vote your shares in person, please mark this box. Please separate carefully at the perforation and return just this portion in the envelope provided.